BOSTON PARTNERS FAMILY OF FUNDS
                                       OF
                               THE RBB FUND, INC.


                      LARGE CAP VALUE FUND

                      MID CAP VALUE FUND

                      SMALL CAP VALUE FUND II

                      LONG/SHORT EQUITY FUND

                      BOND FUND





                      ANNUAL REPORT
                      AUGUST 31, 2001


                                [GRAPHIC OMITTED]

                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                     ----------------------------------------
                     One Philosophy o One Culture o One Focus

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                             SMALL CAP VALUE FUND II
                             LONG/SHORT EQUITY FUND
                                    BOND FUND

                           PRIVACY NOTICE (UNAUDITED)

The Boston Partners Family of Funds of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.

April 2001

                         BOSTON PARTNERS FAMILY OF FUNDS

                           PORTFOLIO MANAGER'S LETTER

September 15, 2001

Dear Shareholder:

     Our thoughts and prayers go out to those individuals who have been affected by the tragic events of Tuesday, September 11th. All of our personnel are safe and accounted for and we hope the same is true for you, your associates and your families.

     In light of the tragedy, we wanted to assure you that our portfolio management, trading and operations departments have not been impacted.

     The terrorist attacks rocked both the physical foundation of the U.S. financial markets as well as underlying investor sentiment. Even prior to the tragedy, the outlook for the US economy was bleak. While the Federal Reserve has cut interest rates and increased government spending in an attempt to spur the economy, corporate earnings have continued to suffer. Long term prospects, however, are encouraging. We are beginning to see signs of a bottom as valuations approach trough levels. Buying opportunities abound, especially in the technology sector. We have continued to strategically invest in this sector across the market capitalization spectrum, building positions in undervalued technology companies that we feel exhibit strong balance sheets and attractive cash flow dynamics.

     It appears to us that the primary engine that drove the robust profit growth of the late 1990's was the boom in capital spending, particularly for technology and telecom assets. This boom has turned into a bust, owing, in our opinion, to over-investment, the bursting of the Internet bubble and the over-capacity in the telecom carrier market. Because we believe that rising interest rates did not precipitate the bust, falling rates will not cure it.

     In the absence of a capital-spending boom, we feel that the profit picture becomes increasingly reliant on the spending patterns of the consumer. Here again, we are cautious. It seems hard to believe that consumer spending will rise sharply in the months ahead in light of rising unemployment, a record low savings rate, and generally high debt levels on the consumer's balance sheet, not to mention fears from the attacks on New York, Washington D.C., and Pennsylvania. If anything, we think the laws of regression to the mean suggest that consumers are more likely to bring their rate of savings back up towards historic norms, suggesting that they will be pumping LESS money into consumption, not more.

BOSTON PARTNERS LARGE CAP VALUE FUND
     The Boston Partners Large Cap Value Fund posted strong positive returns over the last year, beating both the Russell 1000 Value style index and the broader S&P 500.
                                                             ONE YEAR ENDED
                                                             AUGUST 31, 2001
                                                             ---------------
       Boston Partners Large Cap Value Fund
        --Institutional Shares                                     9.65 %
        --Investor Shares                                          9.45 %

       Russell 1000 Value                                         (1.10)%
       S&P 500                                                   (24.39)%

     Although we are pleased with these results, the market's volatility is cause for continued concern. We believe the future holds optimism, but the future may be farther out than the next quarter and well into next year.

     In addition to our concern on the profit outlook, we remain very cautious on the valuation characteristics of most stocks. Although the S&P 500 has declined by nearly 25 percent in the last year, it is still valued at a rather rich multiple of 19 times expected earnings for 2001 versus a long term average of 15 times earnings. It appears to us that markets historically do not bottom at multiples that high.

     However, we continue to find attractive buying opportunities. We are increasingly drawn to the stocks of companies with a high degree of earnings predictability selling at reasonable multiples (such as mortgage brokers and several pharmaceutical companies), or special situation stocks where we see an ability to buck the generally deteriorating profit picture through unique industry fundamentals (i.e. steel companies). We have used the recent market decline to upgrade the quality of our insurance holdings, and believe these companies will lead the charge out of market doldrums. We remain dedicated to our strict value discipline with a focus on fundamental research and stock selection.

MID CAP VALUE EQUITY FUND
     The Boston Partners Mid Cap Value Fund had a change of manager on June 28, 2001. Steve Pollack and Harry Rosenbluth are now the primary portfolio managers for the fund. Steve joined Boston Partners in 2000, from Hughes Investment Management, where he oversaw a portion of the pension plan. Steve has over 17 years investment experience and is a CFA. Harry is a founding partner, of Boston Partners, and also manages the firm's Premium Equity Product, and institutional all-cap value strategy. Harry has over 19 years investment experience and is a CFA. The portfolio continues to invest in undervalued securities, with sound fundamentals, and a positive business momentum, in companies whose market capitalizations are between $200 million and $6 billion.

     Performance for the last year:

                                                                 ONE YEAR ENDED
                                                                 AUGUST 31, 2001
                                                                 ---------------
          Boston Partners Mid Cap Value Fund
           --Institutional Shares                                     8.23 %
           --Investor Shares                                          7.96 %

          Russell 2500                                               (9.74)%
          Russell 2500 Value                                         14.63 %

     The value style of investing was the strongest performer in the mid capitalization segments during the year ended August 31, 2001, outperforming the growth style by over 50%. Boston Partners Mid Cap Value Fund underperformed the Russell 2500 Value Index during the year but continues to make up ground on a year-to-date basis. This can be attributed primarily to the strong performance of a select group of technology holdings and the recovery within the finance, energy, and basic industries sectors. The value added in the finance sector can be attributed primarily to the strong performance of our investment broker and asset management company holdings. In addition, a larger global bank acquired one of the regional banks held in our fund during the second quarter, which contributed to performance. The oil & gas production holdings led the way in the energy sector and steel container and packaging holdings pushed the basic industries sector higher.

     The technology sector presented a buying opportunity in the fourth quarter of 2000 as shares were approaching trough price levels. We strategically shifted into this sector and out of the fully valued utilities sector, accumulating positions in select technology companies that we felt exhibited strong balance sheets and good cash flow dynamics. Throughout 2001, we saw concentrated selling in all technology-related areas of the market which hurt our performance. However, beginning in April, our strong performance relative to many of the value indices was attributable to the appreciation of our technology holdings. Our strongest performers have been our packaged software and semiconductor holdings.

BOSTON PARTNERS SMALL CAP VALUE FUND II
     As a result of the tragedies on September 11th, we believe the question is no longer has the economy slipped into a recession, but how bad the overall economy will get and how long before it begins to recover. In the near-term, the economic and market impact of the horrific events of September 11th is unknown.

     The overall market has been very difficult for investors this year. However, the small cap value segment of the market has been the best performing domestic equity asset category. Small Cap value's out performance has continued from last year's strong absolute and relative performance. The Russell 2000 value index was up 22.8% in 2000. In 1998 and 1999 small value investing was very much out of favor, resulting in extremely low valuations compared to other large caps and more speculative stocks. Over the past year through August 31, 2001, the gap between valuations of larger, more expensive stocks and smaller less expensive stocks has narrowed. It appears that valuation levels on high-flying speculative stocks have come down significantly, while many smaller, undervalued stocks have appreciated.

     We find small value stocks attractive with growing opportunities versus other domestic equity classes over the next 12-18 months. Over the long term, it appears to us that a well-executed small value equity strategy has the opportunity to outperform the broader markets. There is less efficiency in both the pricing and the information in this space. Therefore, we believe institutional and individual investors should have a representative allocation to a good small cap value strategy.

                                                             ONE YEAR ENDED
                                                             AUGUST 31, 2001
                                                             ---------------
        Boston Partners Small Cap Value Fund II
         --Institutional Shares                                    54.57%
         --Investor Shares                                         54.27%

        Russell 2000 Value                                         18.02%

     Since September 1, 2000, Boston Partners Small Cap Value Fund II has outperformed the Russell 2000 Value Index in 11 of 13 sectors. Additionally, the fund had 111 stocks appreciate more than 20%, and had 11 companies taken over - adding more than 2% to overall performance. The portfolio manager continues to refresh the portfolio with new ideas that meet our disciplined value, sound business fundamentals and positive business momentum characteristics.

BOSTON PARTNERS LONG/SHORT EQUITY FUND
     For the year ended August 31, 2001, the value style of investing continued to dominate the marketplace, and provide a strong backdrop for the Boston Partners Long/Short Equity Fund. Non-correlated strategies fared much better than their long-only counterparts over the past year. As expected, Boston Partners Long/Short Equity product held its value quite well in this tumultuous environment.
                                                               ONE YEAR ENDED
                                                              AUGUST 31, 2001
                                                              ---------------
        Boston Partners Long/Short Equity
         --Institutional Shares                                    51.85%
         --Investor Shares                                         51.51%

        Salomon Brothers 30 Day T-Bill Aggregate                    4.90%

     The Boston Partners Long/Short Equity Fund maintains three objectives:

         1. To produce a 15% return annualized over a full market cycle;
         2. To build a portfolio that has no-correlation to the US Equity Markets at all times; and
         3. To build a portfolio that has less volatility than the S&P 500 at all times.

     To this end, the fund invests long in companies that exhibit compelling valuations, strong fundamentals and positive earnings prospects. The fund simultaneously shorts companies that we believe are excessively valued, exhibit poor fundamentals and maintain weak earnings potential. Over the past year performance has come from investments in both the long and shorts. The long portfolio added over 8% and the short portfolio added nearly 40%.

BOSTON PARTNERS BOND FUND
     After a two and a half day trading suspension, the fixed income markets reacted to implications of the September 11th terrorist attack. Short maturity Treasuries surged higher on what appears to be fear, uncertainty, and apprehension over a now less comfortable world for free societies and markets. As economic and financial market activity slowly recovered from near paralysis, the hoped-for second-half economic recovery has been replaced by expectations of recession. It appears that prospects for negative economic growth in the third and fourth quarters pushed down interest rates and propelled the broad Lehman Aggregate to continue it's solid returns. The Boston Partners Bond Fund compares as follows:

                                                            ONE YEAR ENDED
                                                            AUGUST 31, 2001
                                                            ---------------
       Boston Partners Bond Fund
        --Institutional Shares                                    11.60%
        --Investor Shares                                         11.38%

       Lehman Aggregate                                           12.36%

     In our opinion the already sluggish economy had been accompanied by credit concerns, now amplified by the suddenly accelerated downdraft in economic prospects. The yield premium on corporate bonds has risen significantly. As trading volumes slowly climbed back towards normal, the market began to discriminate between industries. Forecasts were cut, especially for the consumer cyclical, retail, transportation, and property-casualty sectors. Lower quality segments were hard hit, reflecting we believe, not only a shrinking economy but also concerns about the availability of credit. The Federal Reserve quickly added liquidity to the banking system. A day after equity trading resumed they cut the Federal Funds rate from 3.5% to 3.0%. Future cuts are expected. Conservative fiscal policy also was reversed. The social security "lockbox" and surplus targets are, at least for now, history. President Bush has articulated a mission to fight terrorism, and the initial thrust includes bailout funds for airlines, emergency defense funding, and potential spending and tax initiatives to alleviate the recession and promote recovery.

     Treasury securities have benefited from a flight to quality, especially short and intermediate maturities. At the end of the second quarter, the yield curve (two-to-thirty-year Treasury yields) had steepened to 152 basis points. Since the attack, the curve steepened further to 257 basis points. Injections of liquidity and the lower Federal Funds rate pulled down short term yields, while a reduced budget surplus and curtailed buyback program limited the drop in long term yields. Corporate bonds suffered from growing credit concerns, and many lower rated and high yield bond prices fell. It appears that mortgages lagged due to prospects for increased prepayments as borrowers refinanced into lower rate mortgages. The government agency and AAA-rated asset-backed sectors performed well.

     The Boston Partners Bond Fund continues to build a portfolio that is duration and yield curve neutral to the Lehman Aggregate Index. We overweight our fund in higher yielding securities such as mortgages and corporates. Recently we added to several of our corporate positions on weakness. The focus is on large liquid corporate issuers with what we perceive to be the financial and operating ability to withstand a period of recession. These include issuers in utility-like industries such as wireless and wireline telephone companies, power generators, gas pipelines, and cable. We are underweighted in cyclicals such as autos, chemicals, and other basic industries and are avoiding exposure to retail, airline, and property casualty issuers. As a result, the corporate position is designed in an effort to produce a yield advantage while minimizing risks of credit impairment. We believe that eventually, the steeper yield curve and stimulative economic policy will spark a rebound and improved environment for corporate issuers.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
           Boston Partners Large Cap Value Institutional Class (1)(2)
                             vs. S&P 500 Stock Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Large Cap Value Fund -       S&P 500
                  Institutional Class       Stock Index
1/2/97                 $10,000.00            $10,000.00
2/28/97                 10,620.00             10,707.90
5/31/97                 11,360.00             11,543.40
8/31/97                 12,460.00             12,291.40
11/30/97                12,810.00             13,112.20
2/28/98                 13,786.10             14,458.10
5/31/98                 13,828.30             15,087.80
8/31/98                 11,185.30             13,286.40
11/30/98                12,728.80             16,213.90
2/28/99                 12,383.00             17,309.00
5/31/99                 13,678.00             18,256.70
8/31/99                 13,100.10             18,575.40
11/30/99                13,282.00             19,600.00
2/29/00                 11,901.90             19,340.00
5/31/00                 13,881.70             20,170.30
8/31/00                 14,671.40             21,609.50
11/30/00                15,312.30             18,776.40
2/28/01                 16,230.30             17,756.40
5/31/01                 16,825.20             18,042.90
8/31/01                 16,087.50             16,339.90

            Past performance is not predictive of future performance

Large Cap Value Fund -- Institutional Class      $16,087
S&P 500 Stock Index                              $16,340

                                  Total Returns

                                            One Year Ended      Average
                                            August 31, 2001    Annual(3)
                                            ---------------    ---------
Large Cap Value Fund -- Institutional Class       9.65 %         10.73%
S&P 500 Stock Index                             (24.39)%         11.10%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 2, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period January 2, 1997 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
            Boston Partners Large Cap Value Investor Class (1)(2) vs.
                               S&P 500 Stock Index

                                [GRAPHIC OMITTED]


           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Large Cap Value Fund -
                     Investor Class     S&P 500 Stock Index
1/16/97                $10,000.00            $10,000.00
2/28/97                 10,411.80             10,213.00
5/31/97                 11,127.50             11,010.00
8/31/97                 12,205.90             11,723.40
11/30/97                12,549.00             12,506.20
2/28/98                 13,499.50             13,790.00
5/31/98                 13,550.70             14,390.60
8/31/98                 10,951.10             12,672.40
11/30/98                12,455.60             15,464.60
2/28/99                 12,113.70             16,509.10
5/31/99                 13,366.50             17,413.10
8/31/99                 12,797.10             17,717.00
11/30/99                12,962.70             18,694.30
2/29/00                 11,601.90             18,446.30
5/31/00                 13,533.70             19,238.20
8/31/00                 14,291.00             20,610.90
11/30/00                14,905.70             17,908.70
2/28/01                 15,789.60             16,935.80
5/31/01                 16,359.20             17,209.10
8/31/01                 15,641.50             15,584.80

            Past performance is not predictive of future performance

Large Cap Value Fund -- Investor Class          $15,642
S&P 500 Stock Index                             $15,585

                                  Total Returns

                                            One Year Ended      Average
                                           August 31, 2001     Annual(3)
                                           ---------------     ---------
Large Cap Value Fund -- Investor Class           9.45 %         10.15%
S&P 500 Stock Index                            (24.39)%         10.06%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 16, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period January 16, 1997 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
          Boston Partners Mid Cap Value Institutional Class (1)(2) vs.
                               Russell 2500 Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Mid Cap Value Fund--      Russell             Russell
                 Institutional Class     2500 Index        2500 Value Index
6/2/97               $10,000.00          $10,000.00          $10,000.00
8/31/97               11,010.00           11,172.10           11,099.00
11/30/97              11,250.00           11,419.50           11,669.80
2/28/98               12,638.70           12,289.10           12,638.30
5/31/98               12,871.80           12,279.80           12,837.10
8/31/98                9,608.27            9,289.34           10,091.70
11/30/98              10,713.00           11,012.50           11,518.90
2/28/99               10,568.90           10,893.90           10,942.20
5/31/99               11,694.70           12,310.80           12,247.90
8/31/99               11,633.90           12,298.50           11,954.60
11/30/99              10,802.20           13,080.10           11,653.40
2/29/00                9,762.10           16,211.30           11,749.30
5/31/00               11,378.80           14,379.40           12,586.30
8/31/00               12,007.00           16,219.20           13,481.80
11/30/00              11,512.70           13,919.00           13,222.80
2/28/01               12,208.00           14,609.20           14,635.40
5/31/01               13,191.70           15,478.60           15,542.90
8/31/01               12,995.00           14,640.00           15,454.50

            Past performance is not predictive of future performance

Mid Cap Value Fund -- Institutional Class       $12,995
Russell 2500 Index                              $14,640
Russell 2500 Value Index                        $15,454

                                  Total Returns

                                            One Year Ended      Average
                                            August 31, 2001    Annual(3)
                                            ---------------    ---------
Mid Cap Value Fund -- Institutional Class        8.23 %          6.36%
Russell 2500 Index                              (9.74)%          9.38%
Russell 2500 Value Index                        14.63 %         10.79%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period June 2, 1997 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
               Boston Partners Mid Cap Value Investor Class (1)(2)
                             vs. Russell 2500 Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Mid Cap Value Fund--        Russell            Russell
                  Investor Class         2500 Index       2500 Value Index
6/2/97               $10,000.00          $10,000.00          $10,000.00
8/31/97               11,010.00           11,172.10           11,099.00
11/30/97              11,240.00           11,419.50           11,669.80
2/28/98               12,632.30           12,289.10           12,638.30
5/31/98               12,856.60           12,279.80           12,837.10
8/31/98                9,604.23            9,289.34           10,091.70
11/30/98              10,695.20           11,012.50           11,518.90
2/28/99               10,552.60           10,893.90           10,942.20
5/31/99               11,664.00           12,310.80           12,247.90
8/31/99               11,602.80           12,298.50           11,954.60
11/30/99              10,756.50           13,080.10           11,653.40
2/29/00                9,727.54           16,211.30           11,749.30
5/31/00               11,329.80           14,379.40           12,586.30
8/31/00               11,939.80           16,219.20           13,481.80
11/30/00              11,443.60           13,919.00           13,222.80
2/28/01               12,132.70           14,609.20           14,635.40
5/31/01               13,097.00           15,478.60           15,542.90
8/31/01               12,889.70           14,640.00           15,454.50

            Past performance is not predictive of future performance

Mid Cap Value Fund -- Investor Class            $12,890
Russell 2500 Index                              $14,640
Russell 2500 Value Index                        $15,454


                                  Total Returns

                                            One Year Ended      Average
                                           August 31, 2001     Annual(3)
                                           ---------------     ---------
Mid Cap Value Fund -- Investor Class             7.96 %          6.16%
Russell 2500 Index                              (9.74)%          9.38%
Russell 2500 Value Index                        14.63 %         10.79%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on June 2, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period June 2, 1997 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"

             Comparison of Change in Value of $10,000 investment in
         Boston Partners Small Cap Value Institutional Class (1)(2) vs.
                            Russell 2000 Value Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Small Cap Value Fund--Institutional Class  Russell 2000 Index
7/1/98                         $10,000.00                    $10,000.00
8/31/98                          7,620.00                      7,773.62
11/30/98                         7,930.00                      8,685.93
2/28/99                          7,640.00                      8,157.32
5/31/99                          8,670.00                      9,099.22
8/31/99                          8,670.00                      8,868.24
11/30/99                         8,450.00                      8,561.35
2/29/00                          8,713.79                      9,118.02
5/31/00                          9,854.28                      9,073.93
8/31/00                         11,395.00                     10,081.20
11/30/00                        11,224.90                      9,783.93
2/28/01                         14,382.00                     11,118.20
5/31/01                         16,926.00                     11,741.00
8/31/01                         17,613.30                     11,897.60

            Past performance is not predictive of future performance

Small Cap Value Fund -- Institutional Class      $17,613
Russell 2000 Value Index                         $11,898

                                  Total Returns

                                           One Year Ended        Average
                                           August 31, 2001      Annual(3)
                                           ---------------      ---------
Small Cap Value Fund -- Institutional Class    54.57%            19.53%
Russell  2000 Value  Index                     18.02%             5.63%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period July 1, 1998 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             SMALL CAP VALUE FUND II
                       FORMERLY THE "MICRO CAP VALUE FUND"

             Comparison of Change in Value of $10,000 investment in
              Boston Partners Small Cap Value Investor Class (1)(2)
                          vs. Russell 2000 Value Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Small Cap Value Fund--
                              Investor Class           Russell 2000 Value Index
7/1/98                         $10,000.00                    $10,000.00
8/31/98                          7,630.00                      7,773.62
11/30/98                         7,940.00                      8,685.93
2/28/99                          7,640.00                      8,157.32
5/31/99                          8,660.00                      9,099.22
8/31/99                          8,650.00                      8,868.24
11/30/99                         8,440.00                      8,561.35
2/29/00                          8,700.00                      9,118.02
5/31/00                          9,830.00                      9,073.93
8/31/00                         11,360.00                     10,081.20
11/30/00                        11,180.00                      9,783.93
2/28/01                         14,325.40                     11,118.20
5/31/01                         16,858.20                     11,741.00
8/31/01                         17,525.00                     11,897.60

            Past performance is not predictive of future performance

Small Cap Value Fund -- Investor Class           $17,525
Russell 2000 Value Index                         $11,898

                                  Total Returns

                                         One Year Ended        Average
                                         August 31, 2001      Annual(3)
                                         ---------------      ---------
Small Cap Value Fund -- Investor Class        54.27%            19.34%
Russell  2000 Value  Index                    18.02%             5.63%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period July 1, 1998 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"

             Comparison of Change in Value of $10,000 investment in
        Boston Partners Long/Short Equity Fund Institutional Class (1)(2)
               vs. Salomon Brothers 30 Day T-Bill Aggregate Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Long/Short Equity Fund--          Salomon Brothers
                           Institutional Class        30 Day T-Bill Aggregate
11/17/98                       $10,000.00                    $10,000.00
11/30/98                         9,580.00                     10,020.00
2/28/99                          9,080.00                     10,127.60
5/31/99                          9,500.00                     10,239.40
8/31/99                          9,460.00                     10,350.40
11/30/99                         8,100.00                     10,464.70
2/29/00                          8,153.76                     10,591.80
5/31/00                         10,311.80                     10,738.60
8/31/00                         10,759.70                     10,882.10
11/30/00                        11,798.00                     11,042.80
2/28/01                         14,558.60                     11,192.60
5/31/01                         15,093.60                     11,315.00
8/31/01                         16,338.60                     11,414.90

            Past performance is not predictive of future performance

Long/Short Equity Fund -- Institutional Class    $16,339
Salomon Brothers 30 Day T-Bill Aggregate Index   $11,415

                                  Total Returns

                                               One Year Ended       Average
                                               August 31, 2001      Annual(3)
                                               ---------------      ---------
Long/Short Equity Fund -- Institutional Class     51.85%             19.23%
Salomon Brothers 30 Day T-Bill Aggregate Index     4.90%              4.85%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period November 17, 1998 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             LONG/SHORT EQUITY FUND
                       FORMERLY THE "MARKET NEUTRAL FUND"

             Comparison of Change in Value of $10,000 investment in
          Boston Partners Long/Short Equity Fund Investor Class (1)(2)
               vs. Salomon Brothers 30 Day T-Bill Aggregate Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Long/Short Equity Fund--          Salomon Brothers
                              Investor Class            30 Day T-Bill Aggregate
11/17/98                       $10,000.00                    $10,000.00
11/30/98                         9,580.00                     10,020.00
2/28/99                          9,090.00                     10,127.60
5/31/99                          9,520.00                     10,239.40
8/31/99                          9,430.00                     10,350.40
11/30/99                         8,070.00                     10,464.70
2/29/00                          8,147.17                     10,591.80
5/31/00                         10,290.60                     10,738.60
8/31/00                         10,737.60                     10,882.10
11/30/00                        11,773.80                     11,042.80
2/28/01                         14,515.20                     11,192.60
5/31/01                         15,038.00                     11,315.00
8/31/01                         16,268.10                     11,414.90

            Past performance is not predictive of future performance

Long/Short Equity Fund -- Institutional Class    $16,268
Salomon Brothers 30 Day T-Bill Aggregate Index   $11,415

                                  Total Returns

                                            One Year Ended         Average
                                            August 31, 2001       Annual(3)
                                            ---------------       ---------
Long/Short Equity Fund -- Investor Class          51.51%            19.04%
Salomon Brothers 30 Day T-Bill Aggregate Index     4.90%             4.85%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period November 17, 1998 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

             Comparison of Change in Value of $10,000 investment in
              Boston Partners Bond Fund Institutional Class (1)(2)
                      vs. Lehman Brothers Aggregate Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Bond Fund--Institional Class    Lehman Brothers Aggregate
12/30/97                       $10,000.00                    $10,000.00
2/28/98                         10,163.70                     10,119.90
5/31/98                         10,393.50                     10,304.10
8/31/98                         10,479.30                     10,583.20
11/30/98                        10,733.40                     10,834.90
2/28/99                         10,654.50                     10,753.00
5/31/99                         10,720.40                     10,751.30
8/31/99                         10,523.40                     10,666.50
11/30/99                        10,640.90                     10,829.10
2/29/00                         10,666.70                     10,871.50
5/31/00                         10,812.30                     10,977.60
8/31/00                         11,366.80                     11,471.90
11/30/00                        11,640.10                     11,810.90
2/28/01                         12,156.10                     12,333.10
5/31/01                         12,235.00                     12,416.80
8/31/01                         12,685.90                     12,889.70

            Past performance is not predictive of future performance

Bond Fund -- Institutional Class                $12,686
Lehman Brothers Aggregate Index                 $12,890

                                  Total Returns

                                         One Year Ended         Average
                                        August 31, 2001        Annual(3)
                                        ---------------        ---------
Bond Fund -- Institutional Class             11.60%              6.69%
Lehman Brothers Aggregate Index              12.36%              7.15%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period December 30, 1997 (commencement of operations) through August 31, 2001.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

             Comparison of Change in Value of $10,000 investment in
               Boston Partners Bond Fund Investor Class (1)(2) vs.
                         Lehman Brothers Aggregate Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Bond Fund--Investor Class    Lehman Brothers Aggregate
12/30/97                       $10,000.00                    $10,000.00
2/28/98                         10,158.30                     10,119.90
5/31/98                         10,377.90                     10,304.10
8/31/98                         10,462.70                     10,583.20
11/30/98                        10,703.00                     10,834.90
2/28/99                         10,624.20                     10,753.00
5/31/99                         10,682.60                     10,751.30
8/31/99                         10,480.80                     10,666.50
11/30/99                        10,591.10                     10,829.10
2/29/00                         10,610.70                     10,871.50
5/31/00                         10,760.10                     10,977.60
8/31/00                         11,290.00                     11,471.90
11/30/00                        11,565.10                     11,810.90
2/28/01                         12,067.60                     12,333.10
5/31/01                         12,126.10                     12,416.80
8/31/01                         12,575.00                     12,889.70

            Past performance is not predictive of future performance

Bond Fund -- Investor Class                     $12,575
Lehman Brothers Aggregate Index                 $12,890

                                  Total Returns

                                         One Year Ended         Average
                                        August 31, 2001        Annual(3)
                                        ---------------        ---------
Bond Fund -- Investor Class                   11.38%             6.43%
Lehman Brothers Aggregate Index               12.36%             7.15%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 30, 1997 (inception) and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(3) For the period December 30, 1997 (commencement of operations) through August 31, 2001.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
COMMON STOCK--96.5%
ADVERTISING--1.0%
   Interpublic Group of Companies,
     Inc. (The) ............................       16,900      $   457,652
                                                               -----------
AEROSPACE/DEFENSE--1.9%
   General Dynamics Corp. ..................        6,600          521,136
   Honeywell International, Inc. ...........        2,800          104,328
   Lockheed Martin Corp. ...................        5,800          231,188
                                                               -----------
                                                                   856,652
                                                               -----------
AUTOMOTIVE PARTS & EQUIPMENT--0.6%
   Delphi Automotive Systems Corp. .........       17,000          254,830
                                                               -----------
BANKS & SAVINGS & LOANS--6.4%
   Comerica, Inc. ..........................        7,200          430,200
   First Union Corp. .......................       27,500          946,550
   Golden West Financial Corp. .............       16,600          960,642
   National City Corp. .....................        7,800          240,786
   Toronto-Dominion Bank (The) .............        9,600          257,952
                                                               -----------
                                                                 2,836,130
                                                               -----------
BROADCASTING & PUBLISHING--0.6%
   Clear Channels
     Communications, Inc.* .................        5,300          266,431
                                                               -----------
CEMENT MANUFACTURING--0.5%
   Cemex S.A. de C.V. - ADR ................        9,200          236,900
                                                               -----------
CHEMICALS--2.1%
   Praxair, Inc. ...........................        9,500          447,165
   Syngenta AG - ADR* ......................       44,600          470,084
                                                               -----------
                                                                   917,249
                                                               -----------
COMMUNICATIONS & MEDIA--1.0%
   Avaya, Inc.* ............................       37,300          423,728
                                                               -----------
COMPUTERS, SOFTWARE & SERVICES--3.8%
   Compaq Computer Corp. ...................       32,600          402,610
   Computer Sciences Corp.* ................       16,400          616,640
   Electronic Data Systems Corp. ...........        7,200          424,656
   Parametric Technology Corp.* ............       29,300          213,597
                                                               -----------
                                                                 1,657,503
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
CONSTRUCTION & HOUSING--0.6%
   Masco Corp. .............................        9,700      $   250,454
                                                               -----------
CONSUMER NON-DURABLES--1.1%
   Gillette Co. (The) ......................       15,900          487,335
                                                               -----------
DIVERSIFIED--3.1%
   Canadian Pacific Ltd. ...................       22,600          820,380
   McGraw-Hill Cos., Inc. (The) ............        9,000          533,250
                                                               -----------
                                                                 1,353,630
                                                               -----------
ELECTRIC UTILITIES--2.5%
   Exelon Corp. ............................        5,900          322,140
   Niagara Mohawk Holdings, Inc.* ..........       17,000          296,480
   Pinnacle West Capital Corp. .............       11,300          504,093
                                                               -----------
                                                                 1,122,713
                                                               -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.9%
   Cypress Semiconductor Corp.* ............        9,600          207,456
   LSI Logic Corp.* ........................       11,500          232,875
   Solectron Corp.* ........................       29,500          401,200
                                                               -----------
                                                                   841,531
                                                               -----------
ELECTRONICS--3.5%
   Agilent Technologies, Inc.* .............       27,000          715,500
   Emerson Electric Co. ....................        5,800          310,880
   National Semiconductor Corp.* ...........       16,000          528,800
                                                               -----------
                                                                 1,555,180
                                                               -----------
FINANCIAL SERVICES--8.2%
   Citigroup, Inc. .........................       20,020          915,915
   Countrywide Credit Industries, Inc. .....       11,800          489,700
   Fannie Mae ..............................        4,000          304,840
   Freddie Mac .............................       21,100        1,326,768
   MBIA, Inc. ..............................       10,450          564,404
                                                               -----------
                                                                 3,601,627
                                                               -----------
FOOD & BEVERAGE--0.4%
   Kraft Foods, Inc., Class A ..............        6,000          193,500
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
INSURANCE--10.7%
   ACE Ltd. ................................       27,095      $   898,741
   Allmerica Financial Corp. ...............        7,880          419,768
   American International Group, Inc. ......       11,695          914,612
   Berkshire Hathaway, Inc.* ...............          310          716,720
   St. Paul Companies, Inc. (The) ..........       15,900          668,277
   UnumProvident Corp. .....................        7,300          204,546
   XL Capital Ltd., Class A ................       10,900          904,700
                                                               -----------
                                                                 4,727,364
                                                               -----------
MEDICAL SUPPLIES--3.5%
   Baxter International, Inc. ..............       13,800          712,080
   Becton, Dickinson & Co. .................       15,800          567,694
   Smith & Nephew PLC ......................        5,000          263,750
                                                               -----------
                                                                 1,543,524
                                                               -----------
OIL & GAS EXPLORATION--7.5%
   Burlington Resources, Inc. ..............       23,800          904,400
   CNOOC Ltd. - ADR* .......................        7,300          144,832
   El Paso Corp. ...........................       20,664        1,004,064
   ENI S.p.A. - ADR ........................        7,500          505,500
   Petroleo Brasileiro S.A. - ADR ..........       15,000          337,500
   Transocean Sedco Forex, Inc. ............       14,300          413,270
                                                               -----------
                                                                 3,309,566
                                                               -----------
OIL SERVICES--6.0%
   Conoco, Inc., Class B ...................       15,663          463,938
   Exxon Mobil Corp. .......................       23,000          923,450
   USX-Marathon Group ......................       40,500        1,276,155
                                                               -----------
                                                                 2,663,543
                                                               -----------
PAPER & FORESTRY PRODUCTS--2.0%
   Abitibi-Consolidated, Inc. ..............       27,100          210,025
   International Paper Co. .................       16,500          661,980
                                                               -----------
                                                                   872,005
                                                               -----------
PHARMACEUTICALS--6.7%
   American Home Products Corp. ............       21,100        1,181,600
   Bristol-Myers Squibb Co. ................        9,800          550,172
   Johnson & Johnson .......................        8,200          432,222
   Schering-Plough Corp. ...................       20,700          789,291
                                                               -----------
                                                                 2,953,285
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
PUBLISHING & INFORMATION SERVICES--2.0%
   Gannett Co., Inc. .......................        6,900      $   425,454
   Reader's Digest Association, Inc.,
     (The) Class A .........................       24,600          460,020
                                                               -----------
                                                                   885,474
                                                               -----------
REAL ESTATE--2.5%
   Avalonbay Communities,
     Inc. (REIT) ...........................        4,600          232,254
   Equity Residential Properties
     Trust (REIT) ..........................        4,100          241,531
   TrizecHahn Corp. ........................       33,700          623,450
                                                               -----------
                                                                 1,097,235
                                                               -----------
RESTAURANTS--1.0%
   McDonald's Corp. ........................       15,200          456,456
                                                               -----------
RETAIL TRADE--0.5%
   May Department Stores Co. (The) .........        6,000          201,900
                                                               -----------
STEEL--1.4%
   AK Steel Holding Corp. ..................       24,500          318,990
   USX-U. S. Steel Group ...................       14,100          280,449
                                                               -----------
                                                                   599,439
                                                               -----------
TELECOMMUNICATIONS & EQUIPMENT--9.5%
   3Com Corp.* .............................      135,300          556,083
   AT&T Corp. ..............................       28,577          544,106
   BellSouth Corp. .........................       11,900          443,870
   SBC Communications, Inc. ................       12,275          502,170
   Sprint Corp. ............................       44,200        1,031,628
   Verizon Communications, Inc. ............       22,042        1,102,100
                                                               -----------
                                                                 4,179,957
                                                               -----------
TOBACCO--4.0%
   Loews Corp. .............................        8,900          434,498
   UST, Inc. ...............................       39,800        1,313,400
                                                               -----------
                                                                 1,747,898
                                                               -----------
     TOTAL COMMON STOCK
       (Cost $41,499,841) ..................                    42,550,691
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001

                                                   PAR
                                                  (000)            VALUE
                                                ---------      -----------
SHORT-TERM INVESTMENT--4.6%
   Wilmington Fund Cash Sweep
     3.246% 09/04/01 .......................       $2,052      $ 2,051,841
                                                               -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $2,051,841) ...................                     2,051,841
                                                               -----------
TOTAL INVESTMENTS--101.1%
   (Cost $43,551,682) ......................                    44,602,532
                                                               -----------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(1.1%) ....................                      (488,218)
                                                               -----------
NET ASSETS--100.0% .........................                   $44,114,314
                                                               ===========
-------------
* Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
COMMON STOCK--98.9%
AEROSPACE/DEFENSE--1.4%
   Goodrich Corp. ..........................       37,500     $  1,201,875
   Titan Corp. (The)* ......................       25,200          467,460
                                                              ------------
                                                                 1,669,335
                                                              ------------
AUTOMOTIVE PARTS & EQUIPMENT--1.3%
   Lear Corp.* .............................       44,000        1,594,560
                                                              ------------
BANKS & SAVINGS & LOANS--1.3%
   Associated Banc-Corp. ...................       21,600          732,456
   Golden State Bancorp, Inc. ..............       25,900          777,518
                                                              ------------
                                                                 1,509,974
                                                              ------------
BUILDING PRODUCTS-AIR & HEATING--1.0%
   York International Corp. ................       30,100        1,143,800
                                                              ------------
CHEMICALS--1.0%
   Ashland, Inc. ...........................       28,600        1,212,640
                                                              ------------
COMPUTERS, SOFTWARE & SERVICES--8.4%
   Adaptec, Inc.* ..........................       62,100          648,945
   Diebold, Inc. ...........................       69,800        2,634,950
   Lexmark International, Inc.* ............       31,700        1,649,985
   Network Associates, Inc.* ...............      114,300        1,811,655
   Parametric Technology Corp.* ............      307,400        2,240,946
   Sybase, Inc.* ...........................       67,400          928,098
                                                              ------------
                                                                 9,914,579
                                                              ------------
DIVERSIFIED--0.7%
   ITT Industries, Inc. ....................       19,300          871,395
                                                              ------------
ELECTRIC UTILITIES--4.1%
   NSTAR ...................................       38,400        1,711,104
   Pinnacle West Capital Corp. .............       71,500        3,189,615
                                                              ------------
                                                                 4,900,719
                                                              ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.1%
   GlobeSpan, Inc.* ........................       86,700        1,367,259
                                                              ------------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
ENERGY--6.3%
   Constellation Energy Group, Inc. ........      102,600     $  3,080,052
   Covanta Energy Corp. ....................       88,000        1,408,000
   Peabody Energy Corp. ....................       46,100        1,309,240
   Sempra Energy ...........................       62,400        1,690,416
                                                              ------------
                                                                 7,487,708
                                                              ------------
FINANCIAL SERVICES--5.6%
   A.G. Edwards, Inc. ......................       37,000        1,509,600
   Affiliated Managers Group, Inc.* ........       26,600        1,885,940
   Countrywide Credit Industries, Inc. .....       30,000        1,245,000
   Instinet Group, Inc.* ...................       66,600          786,546
   Waddell & Reed Financial, Inc. ..........       36,800        1,154,784
                                                              ------------
                                                                 6,581,870
                                                              ------------
FOOD & BEVERAGE--4.3%
   Hormel Foods Corp. ......................       27,800          708,066
   McCormick & Co., Inc. ...................       83,900        3,792,280
   Suiza Foods Corp.* ......................       10,500          608,790
                                                              ------------
                                                                 5,109,136
                                                              ------------
HEALTH CARE--7.5%
   Aetna, Inc.* ............................       60,200        1,799,980
   Apria Healthcare Group, Inc.* ...........       74,500        2,023,420
   Health Management Associates,
     Inc., Class A* ........................       91,400        1,823,430
   Trigon Healthcare, Inc.* ................       49,500        3,205,125
                                                              ------------
                                                                 8,851,955
                                                              ------------
INSURANCE--14.6%
   Allmerica Financial Corp. ...............       30,800        1,640,716
   CNA Financial Corp.* ....................       75,122        1,747,597
   Everest Re Group, Ltd. ..................       32,000        2,076,800
   First American Corp. ....................       20,200          369,660
   Jefferson-Pilot Corp. ...................       42,600        1,981,752
   Liberty Financial Companies, Inc. .......       62,600        2,047,020
   Mercury General Corp. ...................       27,645        1,086,449
   PartnerRe, Ltd. .........................       75,000        3,701,250
   Radian Group, Inc. ......................       47,700        1,913,247
   Willis Group Holdings, Ltd.* ............       38,400          722,304
                                                              ------------
                                                                17,286,795
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                             AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
LEISURE & ENTERTAINMENT--3.6%
   Harrah's Entertainment, Inc. * ..........       43,400     $  1,240,372
   Six Flags, Inc.* ........................      184,000        3,059,920
                                                              ------------
                                                                 4,300,292
                                                              ------------
MANUFACTURING--0.4%
   Viasystems Group, Inc.* .................      201,100          452,475
                                                              ------------
MEDICAL EQUIPMENT AND SUPPLIES--4.2%
   Apogent Technologies, Inc.* .............       76,900        1,848,676
   INAMED Corp.* ...........................       51,500        1,140,210
   Sybron Dental Specialties, Inc.* ........       48,966        1,032,203
   Thermo Electron Corp.* ..................       44,500          964,315
                                                              ------------
                                                                 4,985,404
                                                              ------------
OIL & GAS EXPLORATION--6.0%
   Burlington Resources, Inc. ..............       10,900          414,200
   Diamond Offshore Drilling, Inc. .........       41,700        1,163,430
   Kerr-McGee Corp. ........................       25,000        1,460,250
   Pioneer Natural Resources Co. ...........      110,200        1,928,500
   Swift Energy Co.* .......................       90,900        2,109,789
                                                              ------------
                                                                 7,076,169
                                                              ------------
OIL FIELD MACHINERY & EQUIPMENT--1.2%
   Grant Prideco, Inc.* ....................      137,100        1,434,066
                                                              ------------
PACKAGING & CONTAINERS--4.1%
   Pactiv Corp.* ...........................      199,800        3,172,824
   Sealed Air Corp.* .......................       41,100        1,651,398
                                                              ------------
                                                                 4,824,222
                                                              ------------
PAPER & FORESTRY PRODUCTS--3.7%
   Abitibi-Consolidated, Inc. ..............      147,100        1,140,025
   Louisiana-Pacific Corp. .................       82,300          874,026
   Temple-Inland, Inc. .....................       41,100        2,398,596
                                                              ------------
                                                                 4,412,647
                                                              ------------
PUBLISHING & INFORMATION SERVICES--3.8%
   Reader's Digest Association,
     Inc. (The), Class A ...................       60,400        1,129,480
   Valassis Communications, Inc.* ..........       96,800        3,428,656
                                                              ------------
                                                                 4,558,136
                                                              ------------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
REAL ESTATE--1.6%
   TrizecHahn Corp. ........................      100,500     $  1,859,250
                                                              ------------
RETAIL--6.2%
   Dillard's, Inc., Class A ................       70,900        1,269,110
   May Department Stores Co. (The) .........       20,000          673,000
   Payless ShoeSource, Inc.* ...............       52,400        3,053,348
   Venator Group, Inc.* ....................      129,300        2,320,935
                                                              ------------
                                                                 7,316,393
                                                              ------------
STEEL--2.0%
   USX-U. S. Steel Group ...................      117,000        2,327,130
                                                              ------------
TELECOMMUNICATIONS & EQUIPMENT--2.0%
   Harris Corp. ............................       79,300        2,325,869
                                                              ------------
TEXTILES & APPAREL--1.5%
   Tommy Hilfiger Corp.* ...................      135,200        1,744,080
                                                              ------------
     TOTAL COMMON STOCK
       (Cost $116,190,169) .................                   117,117,858
                                                              ------------
                                                 PAR
                                                (000)
                                                -----
SHORT TERM INVESTMENT--2.0%
   Wilmington Fund Cash Sweep
     3.246% 9/04/01 ........................ $      2,393        2,393,175
                                                              ------------
     TOTAL SHORT TERM INVESTMENT
       (Cost $2,393,175) ...................                     2,393,175
                                                              ------------
TOTAL INVESTMENTS--100.9%
   (Cost $118,583,344) .....................                   119,511,033
                                                              ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.9%) ....................                    (1,118,823)
                                                              ------------
NET ASSETS--100.0% .........................                  $118,392,210
                                                              ============

-------------
* Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
COMMON STOCK--93.2%
ADVERTISING--1.0%
   ADVO, Inc.* .............................       72,600     $  2,642,640
                                                              ------------
AEROSPACE/DEFENSE--0.4%
   Herley Industries, Inc.* ................       48,600          891,324
                                                              ------------
AIR TRANSPORT--0.5%
   Frontier Airlines, Inc.* ................       93,300        1,164,384
                                                              ------------
AUTOMOTIVE--3.6%
   Coachmen Industries, Inc. ...............      116,700        1,500,762
   Dollar Thrifty Automotive
     Group, Inc.* ..........................       78,600        1,375,500
   Monaco Coach Corp.* .....................       87,700        2,569,610
   National R.V. Holdings, Inc.* ...........       79,000          972,490
   Oshkosh Truck Corp., Class B ............       71,100        2,648,475
                                                              ------------
                                                                 9,066,837
                                                              ------------
BANKS & SAVINGS & LOANS--2.6%
   BBVA Banco Frances SA - ADR .............       71,300          971,106
   Bay View Capital Corp.* .................      281,400        2,096,430
   Fidelity Bankshares, Inc. ...............       16,000          214,720
   Flagstar Bancorp, Inc. ..................       51,650        1,135,267
   IndyMac Bancorp, Inc.* ..................       59,400        1,566,378
   ITLA Capital Corp.* .....................        8,700          157,470
   Local Financial Corp.* ..................       30,100          422,303
                                                              ------------
                                                                 6,563,674
                                                              ------------
BROKERAGE SERVICES--0.7%
   SoundView Technology
     Group, Inc.* ..........................      547,600        1,007,584
   Tucker Anthony Sutro Corp. ..............       36,700          871,258
                                                              ------------
                                                                 1,878,842
                                                              ------------
BUSINESS & PUBLIC SERVICES--5.5%
   Actrade Financial
     Technologies, Ltd.* ...................       57,000        1,305,870
   AHL Services, Inc.* .....................       56,700          274,995
   American Management
     Systems, Inc.* ........................       60,400        1,066,664
   CDI Corp.* ..............................       64,000        1,126,400
   DoubleClick, Inc.* ......................       41,300          331,639

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
   BUSINESS & PUBLIC SERVICES--(CONTINUED)
   Hall Kinion & Associates, Inc.* .........      126,100     $    760,383
   Modis Professional Services, Inc.* ......      448,100        2,782,701
   Penton Media, Inc. ......................       69,000          869,400
   SPSS, Inc.* .............................       75,900        1,193,148
   Spherion Corp. ..........................       89,000          810,790
   Staff Leasing, Inc. .....................      112,000          387,520
   Ventiv Health, Inc.* ....................      205,900        2,151,655
   Wackenhut Corp., (The) Class B* .........       30,300          421,170
   Wackenhut Corrections Corp.* ............       20,400          270,300
                                                              ------------
                                                                13,752,635
                                                              ------------
CABLE--0.3%
   Liberty Corp. (The) .....................       17,100          697,680
                                                              ------------
COMMERCIAL SERVICES--0.4%
   F.Y.I., Inc.* ...........................       24,800          954,800
                                                              ------------
COMPUTERS, SOFTWARE & SERVICES--5.2%
   CompuCom Systems, Inc.* .................      325,100          978,551
   Maxtor Corp.* ...........................      195,056        1,176,188
   Network Associates, Inc.* ...............      230,900        3,659,765
   PC-Tel, Inc.* ...........................      364,300        2,837,897
   Recoton Corp.* ..........................      130,000        2,353,000
   Structural Dynamics
     Research Corp.* .......................       21,700          541,849
   Tier Technologies, Inc.* ................      112,200        1,570,800
                                                              ------------
                                                                13,118,050
                                                              ------------
CONSTRUCTION & BUILDING MATERIALS--3.8%
   Butler Manufacturing Co. ................       39,800          974,702
   Champion Enterprises, Inc.* .............       69,100          725,550
   Dal-Tile International, Inc.* ...........       88,700        1,534,510
   Fleetwood Enterprises, Inc. .............      136,000        2,012,800
   Gehl Co.* ...............................       39,800          724,360
   Modtech Holdings, Inc.* .................      139,700        1,310,386
   Palm Harbor Homes, Inc.* ................       89,400        2,185,830
                                                              ------------
                                                                 9,468,138
                                                              ------------
CONSULTING SERVICES--1.7%
   Charles River Associates, Inc.* .........       34,100          545,600
   Navigant Consulting, Inc.* ..............      725,300        3,626,500
                                                              ------------
                                                                 4,172,100
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
CONSUMER PRODUCTS & SERVICES--4.9%
   Covanta Energy Corp.* ...................      130,700     $  2,091,200
   Pennzoil-Quaker State Co. ...............      310,000        3,806,800
   Pittston Brink's Group ..................       51,800        1,142,708
   Roxio, Inc.* ............................       72,000        1,306,800
   Silgan Holdings, Inc.* ..................       84,400        1,840,764
   Sykes Enterprises, Inc.* ................      245,700        2,275,182
                                                              ------------
                                                                12,463,454
                                                              ------------
DATA PROCESSING & REPRODUCTION--0.5%
   FileNET Corp.* ..........................       96,100        1,248,339
                                                              ------------
DISTRIBUTION--1.2%
   Bell Microproducts, Inc.* ...............       72,200          683,734
   Daisytek International Corp.* ...........       77,900        1,079,694
   Owens & Minor, Inc. .....................       67,000        1,360,100
                                                              ------------
                                                                 3,123,528
                                                              ------------
ELECTRIC UTILITIES--0.5%
   El Paso Electric Co.* ...................       50,000          745,000
   Green Mountain Power Corp. ..............       27,100          456,635
                                                              ------------
                                                                 1,201,635
                                                              ------------
ELECTRONIC COMPONENTS & INSTRUMENTS--2.3%
   General Semiconductor, Inc.* ............      116,700        1,511,265
   Therma-Wave, Inc.* ......................      113,600        1,877,808
   UCAR International, Inc.* ...............      180,300        2,289,810
                                                              ------------
                                                                 5,678,883
                                                              ------------
ELECTRONICS--0.8%
   Integrated Electrical
     Services, Inc.* .......................      194,000        1,590,800
   Pioneer-Standard
     Electronics, Inc. .....................       45,200          542,852
                                                              ------------
                                                                 2,133,652
                                                              ------------
ENERGY--1.5%
   Sierra Pacific Resources ................      226,700        3,842,565
                                                              ------------
ENTERTAINMENT--1.0%
   Topps Co., Inc. (The)* ..................      218,700        2,515,050
                                                              ------------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
FINANCIAL SERVICES--3.4%
   Advanta Corp., Class B ..................       61,500     $    760,140
   BKF Capital Group, Inc.* ................       22,300          666,770
   Brookline Bancorp, Inc. .................       28,500          430,350
   FBR Asset Investment Corp. ..............       43,800        1,005,210
   Federal Agricultural
     Mortgage Corp.* .......................       12,300          424,473
   Gladstone Capital Corp.* ................      142,000        2,456,600
   Mesaba Holdings, Inc.* ..................       88,000          800,800
   MicroFinancial, Inc. ....................       66,800          896,456
   Student Loan Corp. (The) ................       15,000        1,134,000
                                                              ------------
                                                                 8,574,799
                                                              ------------
FOOD & BEVERAGE--0.4%
   Dole Food Co., Inc. .....................       44,600        1,069,954
                                                              ------------
GAS UTILITIES--0.5%
   World Fuel Services Corp. ...............      107,900        1,337,960
                                                              ------------
HEALTHCARE--3.5%
   Apria Healthcare Group, Inc.* ...........      245,300        6,662,348
   Nature's Sunshine Products, Inc. ........       61,100          846,235
   Renal Care Group, Inc.* .................       42,000        1,375,920
                                                              ------------
                                                                 8,884,503
                                                              ------------
INSURANCE--12.9%
   AmerUs Group Co. ........................       54,200        1,679,116
   Annuity and Life Re
     (Holdings), Ltd. ......................       69,200        2,403,316
   Arch Capital Group Ltd.* ................       52,300          925,710
   CNA Surety Corp. ........................       49,900          701,095
   FPIC Insurance Group, Inc.* .............      100,400        1,393,552
   Hilb, Rogal & Hamilton Co. ..............       62,000        2,647,400
   Insurance Auto Auctions, Inc.* ..........       44,800          721,280
   IPC Holdings, Ltd. ......................       84,300        2,030,787
   LandAmerica Financial Group, Inc. .......       85,600        2,694,688
   MIIX Group, Inc. (The) ..................       87,700          973,470
   Mutual Risk Management Ltd. .............      493,500        5,211,360
   NYMAGIC, Inc. ...........................       15,000          300,000
   Odyssey Re Holdings Corp.* ..............      190,800        3,195,900
   PXRE Group Ltd. .........................      109,400        1,846,672
   RenaissanceRe Holdings, Ltd. ............       27,300        1,947,855

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
INSURANCE--(CONTINUED)
   Scottish Annuity & Life
     Holdings, Ltd. ........................      107,600     $  1,856,100
   W.R. Berkley Corp. ......................       51,600        1,965,960
                                                              ------------
                                                                32,494,261
                                                              ------------
MACHINERY & ENGINEERING--0.7%
   AGCO Corp. ..............................      106,100        1,246,675
   Lindsay Manufacturing Co. ...............       28,800          544,320
                                                              ------------
                                                                 1,790,995
                                                              ------------
MANUFACTURING--1.6%
   Actuant Corp., Class A* .................       24,700          523,887
   CLARCOR, Inc. ...........................       29,700          794,772
   Exponent, Inc.* .........................       53,800          487,428
   Foamex International, Inc.* .............       72,600          576,444
   Tommy Hilfiger Corp.* ...................       73,100          942,990
   Toro Co. (The) ..........................       17,200          783,460
                                                              ------------
                                                                 4,108,981
                                                              ------------
MEDICAL SUPPLIES--3.1%
   Orthofix International N.V.* ............       51,000        1,428,000
   Priority Healthcare Corp.,
     Class B* ..............................       51,800        1,307,950
   Sola International, Inc.* ...............      190,400        3,046,400
   The Cooper Companies, Inc. ..............       41,200        2,101,612
                                                              ------------
                                                                 7,883,962
                                                              ------------
METALS & MINING--2.0%
   Joy Global, Inc.* .......................      160,100        2,873,795
   Massey Energy Co. .......................       33,500          658,275
   Worthington Industries, Inc. ............      114,100        1,597,400
                                                              ------------
                                                                 5,129,470
                                                              ------------
OIL & GAS EXPLORATION--2.5%
   EXCO Resources, Inc.* ...................       27,000          416,610
   Gulf Indonesia Resources, Ltd.* .........      143,600        1,464,720
   Marine Drilling Cos., Inc.* .............      153,400        1,978,860
   Parker Drilling Co.* ....................      168,300          708,543
   Swift Energy Co.* .......................       76,900        1,784,849
                                                              ------------
                                                                 6,353,582
                                                              ------------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
OIL SERVICES--1.8%
   Cal Dive International, Inc.* ...........      137,200     $  2,401,000
   Lakehead Pipe Line Partners, L.P. .......       27,000        1,290,600
   Tesoro Petroleum Corp.* .................       63,500          830,580
                                                              ------------
                                                                 4,522,180
                                                              ------------
PACKAGING & CONTAINERS--0.8%
   Ivex Packaging Corp.* ...................       62,100        1,133,325
   Tupperware Corp. ........................       34,200          808,146
                                                              ------------
                                                                 1,941,471
                                                              ------------
PRINTING SERVICES--0.5%
   Consolidated Graphics, Inc.* ............       64,500        1,364,175
                                                              ------------
PUBLISHING & INFORMATION SERVICES--1.3%
   Pulitzer, Inc. ..........................       24,600        1,217,700
   R.H. Donnelley Corp.* ...................       50,500        1,515,000
   Value Line, Inc. ........................       12,200          536,800
                                                              ------------
                                                                 3,269,500
                                                              ------------
RADIO & TELEVISION MEDIA--0.4%
   Spanish Broadcasting
     System, Inc.* .........................       96,300          896,553
                                                              ------------
REAL ESTATE--7.1%
   Capital Automotive (REIT) ...............      117,900        2,097,441
   Cavalier Homes, Inc.* ...................      189,100          531,371
   Insignia Financial Group, Inc.* .........      181,600        2,015,760
   Jones Lang LaSalle, Inc.* ...............       48,900          733,500
   LNR Property Corp. ......................       72,400        2,388,476
   Redwood Trust, Inc. (REIT) ..............       86,900        2,019,556
   Saxon Capital Acquisition Co.* ..........      436,700        4,421,588
   Trammell Crow Co.* ......................      363,600        3,563,280
                                                              ------------
                                                                17,770,972
                                                              ------------
RETAIL--6.6%
   Charming Shoppes, Inc.* .................      306,000        2,086,920
   Claire's Stores, Inc. ...................       62,100        1,078,677
   Finish Line, Inc. (The), Class A* .......       47,800          466,050
   InterTAN, Inc.* .........................       59,000          528,050
   J. Jill Group, Inc.* ....................      207,800        3,636,500
   Men's Wearhouse, Inc. (The)* ............       48,400        1,229,360
   Pier 1 Imports, Inc. ....................      223,200        2,711,880

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             SMALL CAP VALUE FUND II
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------     ------------
RETAIL--(CONTINUED)
   Oakley, Inc. * ..........................       99,400     $  1,356,810
   School Specialty, Inc.* .................       49,600        1,510,270
   Wilsons, The Leather
     Experts, Inc.* ........................      106,100        1,972,399
                                                              ------------
                                                                16,576,916
                                                              ------------
STEEL--0.4%
   AK Steel Holding Corp. ..................       84,000        1,093,680
                                                              ------------
TELECOMMUNICATIONS--1.6%
   Belden, Inc. ............................       34,600          794,070
   Lightbridge, Inc.* ......................      172,700        2,020,590
   MasTec, Inc.* ...........................       59,500          597,975
   Netro Corp.* ............................      237,100          654,396
                                                              ------------
                                                                 4,067,031
                                                              ------------
TOBACCO--2.4%
   Dimon, Inc. .............................      423,000        3,130,200
   Standard Commercial Corp. ...............       91,600        1,703,760
   Universal Corp. .........................       29,700        1,260,171
                                                              ------------
                                                                 6,094,131
                                                              ------------
TRANSPORTATION--1.3%
   Sea Containers Ltd., Class A ............       33,400          537,740
   USFreightways Corp. .....................       19,800          720,720
   UTI Worldwide, Inc. .....................       39,800          680,580
   XTRA Corp.* .............................       22,425        1,232,478
                                                              ------------
                                                                 3,171,518
                                                              ------------
     TOTAL COMMON STOCK
       (Cost $226,123,038) .................                   234,974,804
                                                              ------------
PREFERRED STOCKS--0.4%
   EXCO Resources, Inc.
     5.00% 05/23/03 ........................       53,400          910,470
                                                              ------------
     TOTAL PREFERRED STOCKS
       (Cost $1,096,335) ...................                       910,470
                                                              ------------

                                                   PAR
                                                  (000)           VALUE
                                                ---------     ------------
SHORT-TERM INVESTMENT--9.1%
   Wilmington Fund Cash Sweep
     3.246% 09/04/01 .......................      $22,882     $ 22,882,430
                                                              ------------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $22,882,430) ..................                    22,882,430
                                                              ------------
TOTAL INVESTMENTS--102.7%
   (Cost $250,101,803) .....................                   258,767,704
                                                              ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(2.7%) ....................                    (6,713,913)
                                                              ------------
NET ASSETS--100.0% .........................                  $252,053,791
                                                              ============

--------------
* Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
LONG POSITIONS--94.2%
DOMESTIC COMMON STOCK--84.3%
AEROSPACE/DEFENSE--1.2%
   Ducommun, Inc.* .........................       29,400      $   395,430
   Rockwell Collins ........................        3,100           62,992
                                                               -----------
                                                                   458,422
                                                               -----------
AIR TRANSPORT--0.6%
   Mesaba Holdings, Inc.* ..................       23,900          217,490
                                                               -----------
AUTOMOTIVE--0.9%
   ANC Rental Corp.* .......................       81,000          328,050
                                                               -----------
BANKS & SAVINGS & LOANS--2.1%
   Bay View Capital Corp.* .................       50,079          373,089
   BBVA Banco Frances SA ...................       22,600          307,812
   Coastal Bancorp, Inc. ...................        3,100          111,290
                                                               -----------
                                                                   792,191
                                                               -----------
BROADCASTING & PUBLISHING--2.8%
   Liberty Corp. ...........................        6,700          273,360
   Liberty Media Corp., Class A* ...........       20,800          316,160
   Lynch Interactive Corp.* ................        6,700          435,500
   Sunshine PCS Corp.* .....................        6,500           14,300
                                                               -----------
                                                                 1,039,320
                                                               -----------
BURGLARY, FIRE, & MEDICAL ALARM SYSTEMS--0.5%
   The Wackenhut Corp., Class A* ...........        9,900          169,290
                                                               -----------
BUSINESS & PUBLIC SERVICES--4.3%
   Hall, Kinion & Associates, Inc. .........       35,500          214,065
   Interep National Radio Sales, Inc.* .....      101,800          570,080
   Kroll, Inc.* ............................       89,000          627,450
   Ventiv Health, Inc.* ....................       18,700          195,415
                                                               -----------
                                                                 1,607,010
                                                               -----------
BUSINESS SERVICES--1.2%
   Century Business Services, Inc.* ........       60,000          201,600
   Staff Leasing, Inc. .....................       66,100          228,706
                                                               -----------
                                                                   430,306
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
COMPUTERS, SOFTWARE & SERVICES--16.5%
   Adaptec, Inc.* ..........................       18,100      $   189,145
   Answerthink, Inc.* ......................       28,100          255,429
   Ascential Software Corp.* ...............       49,200          232,224
   Avocent Corp.* ..........................       10,600          217,406
   Cadence Design Systems, Inc.* ...........       14,000          307,720
   Compuware Corp.* ........................       27,800          339,438
   Crossworlds Software, Inc.* .............       60,600          155,439
   E.Piphany, Inc.* ........................       76,900          495,236
   HNC Software, Inc.* .....................       10,100          213,211
   Lantronix, Inc.* ........................       32,200          257,278
   Netopia, Inc.* ..........................       66,700          435,551
   Network Associates, Inc.* ...............       18,700          296,395
   Parametric Technology Corp.* ............       69,700          508,113
   PC-Tel, Inc.* ...........................       32,600          253,954
   Radvision Ltd.* .........................       56,900          304,984
   Silverstream Software, Inc.* ............       72,900          411,156
   Sybase, Inc.* ...........................       16,500          227,205
   Trident Microsystems, Inc.* .............       39,900          267,330
   Vignette Corp.* .........................       25,300          172,799
   Virage Logic Corp.* .....................       20,300          241,367
   Watchguard Technologies, Inc.* ..........       34,800          345,564
                                                               -----------
                                                                 6,126,944
                                                               -----------
CONSULTING SERVICES--1.8%
   KPMG Consulting, Inc.* ..................       21,900          322,587
   Navigant Consulting, Inc.* ..............       69,400          347,000
                                                               -----------
                                                                   669,587
                                                               -----------
CONSUMER DURABLES--1.0%
   Gaylord Containers Corp.,
     Class A* ..............................      354,300          364,929
                                                               -----------
CONSUMER PRODUCTS & SERVICES--1.3%
   Insignia Financial Group, Inc.* .........       21,600          239,760
   Pennzoil-Quaker State Co. ...............       20,800          255,424
                                                               -----------
                                                                   495,184
                                                               -----------
DIVERSIFIED--0.7%
   ITT Industries, Inc. ....................        5,900          266,385
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
ELECTRIC UTILITIES--2.7%
   Green Mountain Power Corp. ..............        5,600     $     94,360
   Orion Power Holdings, Inc.* .............       16,400          391,140
   Sierra Pacific Resources ................       30,400          515,280
                                                               -----------
                                                                 1,000,780
                                                               -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--3.7%
   Agere Systems, Inc.* ....................       43,700          222,870
   Coherent, Inc.* .........................        4,700          166,380
   Globespan, Inc.* ........................       23,400          369,018
   Hubbell, Inc., Class B ..................        8,200          238,866
   Parker Hannifin Corp. ...................        5,500          242,000
   PCD, Inc.* ..............................       17,800           63,635
   Rockwell International Corp. ............        3,200           51,360
                                                               -----------
                                                                 1,354,129
                                                               -----------
ENERGY--0.9%
   Covanta Energy Corp.* ...................       11,800          188,800
   High Plains Corp.* ......................       11,900           53,550
   Rentech, Inc.* ..........................      112,000           98,560
                                                               -----------
                                                                   340,910
                                                               -----------
ENGINEERING--0.5%
   Exponent, Inc.* .........................       19,400          175,764
                                                               -----------
FINANCIAL SERVICES--3.4%
   Gladstone Capital Corp.* ................       22,000          380,600
   HF Financial Corp. ......................       14,000          159,600
   Nationwide Financial Services, Inc.,
     Class A ...............................        7,000          315,700
   Scottish Annuity & Life
     Holdings, Ltd. ........................       23,400          403,650
                                                               -----------
                                                                 1,259,550
                                                               -----------
HEALTHCARE--0.7%
   Manor Care, Inc.* .......................        9,800          275,674
                                                               -----------
INSURANCE--3.8%
   American International Group, Inc. ......        1,900          148,580
   Highlands Insurance Group, Inc.* ........       17,300           61,761
   IPC Holdings Ltd. .......................       13,300          320,397
   Mutual Risk Management Ltd. .............       19,000          200,640

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
INSURANCE--(CONTINUED)
   UICI* ...................................       29,600      $   444,000
   W.R. Berkley Corp. ......................        6,600          251,460
                                                               -----------
                                                                 1,426,838
                                                               -----------
INTERNET CONTENT--0.8%
   Netratings, Inc.* .......................       23,500          300,095
                                                               -----------
MANUFACTURING--2.9%
   Actuant Corp., Class A* .................        8,100          171,801
   Honeywell International, Inc. ...........        7,900          294,354
   Tyco International Ltd. .................        5,302          275,439
   York International Corp. ................        8,600          326,800
                                                               -----------
                                                                 1,068,394
                                                               -----------
MEDICAL EQUIPMENT--1.1%
   Britesmile, Inc.* .......................       10,000          108,100
   Lynx Therapeutics, Inc.* ................       48,700          287,817
                                                               -----------
                                                                   395,917
                                                               -----------
MEDICAL SUPPLIES--0.1%
   Zimmer Holdings, Inc.* ..................          860           23,392
                                                               -----------
METALS & MINING--4.9%
   Joy Global, Inc.* .......................       17,100          306,945
   Titanium Metals Corp.* ..................       45,000          467,550
   USX-US Steel Group ......................       51,700        1,028,313
                                                               -----------
                                                                 1,802,808
                                                               -----------
OIL & GAS EXPLORATION--5.4%
   Esenjay Exploration, Inc.* ..............       64,000          230,400
   Exco Resources, Inc.* ...................       16,100          248,423
   Gulf Indonesia Resources Ltd.* ..........       24,900          253,980
   Pioneer Natural Resources Co. ...........       43,800          766,500
   Swift Energy Co.* .......................       21,500          499,015
                                                               -----------
                                                                 1,998,318
                                                               -----------
OIL SERVICES--1.1%
   Mitcham Industries, Inc.* ...............       29,400          129,066
   USX-Marathon Group ......................        8,600          270,986
                                                               -----------
                                                                   400,052
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001


                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
PACKAGING & CONTAINERS--0.6%
   Ivex Packaging Corp.* ...................       12,100      $   220,825
                                                               -----------
PAPER & FORESTRY PRODUCTS--2.1%
   Abitibi-Consolidated, Inc. ..............       26,300          203,825
   Buckeye Technologies, Inc.* .............       22,700          259,915
   Caraustar Industries, Inc. ..............       32,400          335,340
                                                               -----------
                                                                   799,080
                                                               -----------
PHARMACEUTICALS--1.9%
   Rite Aid Corp.* .........................       89,300          709,042
                                                               -----------
PUBLISHING & INFORMATION SERVICES--1.3%
   McClatchy Co. ...........................        6,700          288,100
   Value Line, Inc. ........................        4,300          189,200
                                                               -----------
                                                                   477,300
                                                               -----------
RESTAURANTS, HOTELS & CASINOS--0.9%
   CKE Restaurants, Inc.* ..................       50,200          330,316
                                                               -----------
RETAIL--0.7%
   Radioshack Corp. ........................       10,900          255,060
   Rent-Way, Inc.* .........................        2,400           18,000
                                                               -----------
                                                                   273,060
                                                               -----------
RETAIL TRADE--2.2%
   Steven Madden Ltd.* .....................       30,900          456,084
   The Sports Authority, Inc.* .............       74,900          355,775
                                                               -----------
                                                                   811,859
                                                               -----------
TELECOMMUNICATIONS & EQUIPMENT--2.3%
   Ditech Communications Corp.* ............       63,200          405,112
   NTL Inc.* ...............................       47,600          236,096
   Worldcom, Inc.- Worldcom
     Group* ................................       16,600          213,476
   Worldcom, Inc., - MCI Group* ............          764            9,848
                                                               -----------
                                                                   864,532
                                                               -----------
TRANSPORTATION--3.4%
   ACLN Ltd* ...............................        9,800          440,706
   OMI Corp.* ..............................       53,100          278,244
   Ryder Systems, Inc. .....................       12,500          282,375
   Sea Containers Ltd., Class A ............       16,500          265,650
                                                               -----------
                                                                 1,266,975
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
TRANSPORTATION - SHIPPING--1.0%
   United Parcel Service, Inc. .............        1,373      $    75,830
   United Parcel Service, Inc. - Restricted
     Escrow* ...............................          192                0
   XTRA Corp.* .............................        5,500          302,280
                                                               -----------
                                                                   378,110
                                                               -----------
TRAVEL SERVICES--1.0%
   Carnival Corp. ..........................       11,700          365,976
                                                               -----------
     TOTAL DOMESTIC COMMON STOCK
       (Cost $30,721,395) ..................                    31,284,804
                                                               -----------
FOREIGN COMMON STOCKS--0.2%
CANADA--0.2%
OIL & GAS EXPLORATION--0.2%
   Antrim Energy Warrants*
     C1.50** 11/30/01 ......................          833               54
   Antrim Energy, Inc.* ....................      113,766           87,705
                                                               -----------
     TOTAL FOREIGN COMMON STOCKS
       (Cost $87,857) ......................                        87,759
                                                               -----------
PREFERRED STOCKS--1.5%
OIL & GAS EXPLORATION--1.5%
   Exco Resources 5%
     Convertible 05/23/03 ..................       32,400          552,420
                                                               -----------
     TOTAL PREFERRED STOCKS
       (Cost $660,430) .....................                       552,420
                                                               -----------
                                                   PAR
                                                   (000)
                                                   ----
SHORT-TERM INVESTMENTS--8.2%
   Wilmington Fund Cash Sweep
     3.246% 09/04/01 .......................       $3,052        3,052,108
                                                               -----------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $3,052,108) ...................                     3,052,108
                                                               -----------
     TOTAL LONG POSITIONS--94.2%
       (Cost $34,521,790) ..................                    34,977,091
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------

SECURITIES SOLD SHORT--(78.2%)
AEROSPACE/DEFENSE--(2.6%)
   Boeing Co. ..............................       (3,500)     $  (179,200)
   Curtiss-Wright Corp. ....................       (5,200)        (251,680)
   Raytheon Co. ............................      (11,000)        (289,190)
   SPACEHAB, Inc.* .........................         (700)          (1,260)
   US Airways Group, Inc.* .................      (18,500)        (234,950)
                                                               -----------
                                                                  (956,280)
                                                               -----------
AUTOMOTIVE PARTS & EQUIPMENT--(0.7%)
   Dana Corp. ..............................      (13,400)        (262,640)
                                                               -----------
BANKING--(4.0%)
   Charter One Financial, Inc. .............      (10,700)        (312,440)
   Great Southern Bancorp, Inc. ............      (10,700)        (301,740)
   Irwin Financial Corp. ...................      (12,600)        (270,900)
   New York Community
     Bancorp, Inc. .........................       (8,000)        (297,040)
   Roslyn Bancorp, Inc. ....................      (15,800)        (297,672)
                                                               -----------
                                                                (1,479,792)
                                                               -----------
BUILDING & BUILDING MATERIALS--(5.1%)
   D.R. Horton, Inc. .......................      (14,400)        (363,456)
   Fastenal Co. ............................       (7,200)        (473,400)
   Insituform Technology* ..................       (1,800)         (52,038)
   Martin Marietta Materials, Inc. .........       (4,200)        (165,900)
   MDC Holdings, Inc. ......................       (8,100)        (247,050)
   Meritage Corp.* .........................       (7,700)        (381,150)
   Sherwin-Williams Co., (The) .............       (8,600)        (194,790)
                                                               -----------
                                                                (1,877,784)
                                                               -----------
BUSINESS & PUBLIC SERVICES--(1.6%)
   Freemarkets, Inc.* ......................       (3,300)         (47,718)
   Gaiam, Inc.* ............................       (9,100)        (171,080)
   Labor Ready, Inc.* ......................       (1,500)          (6,900)
   Omnicom Group, Inc. .....................       (1,500)        (116,685)
   Paychex, Inc. ...........................       (7,300)        (270,611)
                                                               -----------
                                                                  (612,994)
                                                               -----------
CABLE--(0.7%)
   Insight Communications
     Co., Inc.* ............................      (10,800)        (246,132)
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
CELLULAR/WIRELESS--0.0%)
   Winstar Communications, Inc.* ...........      (14,800)     $      (592)
                                                               -----------
CHEMICALS--(1.7%)
   Albemarle Corp. .........................       (8,900)        (188,146)
   Cabot Microelectronics Corp.* ...........       (5,000)        (350,250)
   Eco Soil Systems, Inc.* .................       (1,000)            (120)
   Ferro Corp. .............................       (3,700)         (84,730)
                                                               -----------
                                                                  (623,246)
                                                               -----------
COMPUTERS, SOFTWARE & SERVICES--(6.5%)
   Advent Software, Inc.* ..................       (4,000)        (212,440)
   Akamai Technologies, Inc.* ..............       (7,300)         (30,733)
   Ardent Communications, Inc.* ............       (1,400)            (350)
   Artificial Life, Inc.* ..................       (1,900)          (1,083)
   Auspex Systems, Inc.* ...................       (8,000)         (38,880)
   Avant! Corp.* ...........................      (39,900)        (235,410)
   Black Box Corp.* ........................       (7,500)        (351,075)
   Centra Software, Inc.* ..................      (19,600)        (193,060)
   ConSyGen, Inc.* .........................         (200)             (19)
   Eclipsys Corp.* .........................       (5,600)        (144,200)
   Extended Systems, Inc.* .................       (8,800)         (36,080)
   Foundry Networks, Inc.* .................      (10,000)        (109,500)
   Interliant, Inc.* .......................         (600)            (228)
   Lifeminders, Inc.* ......................         (400)            (660)
   Netscout Systems, Inc.* .................      (11,800)         (43,896)
   Sandisk Corp.* ..........................      (10,700)        (219,457)
   Stardrive Solutions, Inc.* ..............         (400)            (720)
   Stellent, Inc.* .........................      (10,600)        (231,080)
   Support.com, Inc.* ......................       (1,900)          (6,935)
   Va Linux Systems, Inc.* .................      (23,500)         (32,195)
   Vitech America, Inc.* ...................         (100)              (1)
   Webex Communications, Inc.* .............      (14,100)        (243,507)
   Wipro Ltd., ADR .........................       (6,900)        (224,526)
   Xybernaut Corp.* ........................      (15,900)         (45,951)
                                                               -----------
                                                                (2,401,986)
                                                               -----------
CONSTRUCTION & HOUSING--(5.8%)
   Beazer Homes USA, Inc.* .................       (4,500)        (292,050)
   Centex Corp. ............................       (6,000)        (262,800)
   Foster Wheeler Ltd. .....................      (15,900)        (106,530)
   Hovnanian Enterprises, Inc.* ............      (24,200)        (343,640)
   Lennar Corp. ............................       (6,000)        (267,300)
   Pulte Corp. .............................       (7,700)        (291,445)

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
CONSTRUCTION & HOUSING--(CONTINUED)
   Standard Pacific Corp. ..................      (13,500)     $  (316,845)
   Toll Brothers, Inc.* ....................       (7,200)        (264,960)
                                                               -----------
                                                                (2,145,570)
                                                               -----------
CONSUMER PRODUCTS & SERVICES--(3.0%)
   Blyth Industries, Inc. ..................       (6,300)        (137,340)
   Eastman Kodak Co. .......................      (13,200)        (589,644)
   Furniture Brands International, Inc.* ...      (12,300)        (320,784)
   MemberWorks, Inc.* ......................       (2,300)         (57,431)
                                                               -----------
                                                                (1,105,199)
                                                               -----------
DATA PROCESSING & REPRODUCTION--(0.7%)
   Total Systems Services, Inc. ............       (9,800)        (245,196)
                                                               -----------
ELECTRONIC COMPONENTS & INSTRUMENTS--(6.1%)
   Alpha Industries, Inc.* .................       (9,000)        (285,840)
   Epcos AG ADR ............................       (4,200)        (162,540)
   Genesis Microchip, Inc.* ................      (11,500)        (344,413)
   Kla-Tencor Corp.* .......................       (4,800)        (235,872)
   Lernout & Hauspie Speech
     Products* .............................         (300)             (44)
   Level 3 Communications, Inc.* ...........      (58,700)        (224,234)
   Pixelworks, Inc.* .......................      (10,300)        (153,676)
   Scansource, Inc.* .......................       (5,800)        (319,754)
   Symbol Technologies, Inc. ...............       (6,900)         (93,150)
   Universal Display Corp.* ................       (9,400)        (113,270)
   Vicor Corp.* ............................      (15,600)        (317,616)
                                                               -----------
                                                                (2,250,409)
                                                               -----------
ENERGY--(0.4%)
   Dynegy, Inc. ............................       (3,800)        (160,246)
                                                               -----------
ENGINE MANUFACTURING--(0.8%)
   Woodward Governor Co. ...................       (4,100)        (294,995)
                                                               -----------
ENTERTAINMENT--(0.9%)
   4Kids Entertainment, Inc.* ..............      (11,700)        (327,600)
                                                               -----------
FINANCIAL SERVICES--(1.9%)
   ASTA Funding, Inc.* .....................       (6,500)         (79,300)
   E-LOAN, Inc.* ...........................         (400)            (292)
   MBNA Corp. ..............................       (9,900)        (344,124)
   Newtek Capital, Inc. ....................         (800)          (2,760)

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
FINANCIAL SERVICES--(CONTINUED)
   Nextcard, Inc.* .........................      (31,200)     $  (278,616)
   Stockwalk Group, Inc.* ..................         (600)          (1,056)
                                                               -----------
                                                                  (706,148)
                                                               -----------
FOOD & BEVERAGE--(3.2%)
   Dreyer's Grand Ice Cream, Inc. ..........       (7,900)        (236,368)
   Fleming Companies, Inc. .................       (9,700)        (287,120)
   Hain Celestial Group, Inc.* .............       (7,600)        (170,696)
   Robert Mondavi Corp., (The)* ............       (6,500)        (274,625)
   Safeway, Inc.* ..........................       (5,200)        (234,572)
   Spigadoro, Inc.* ........................         (600)            (330)
                                                               -----------
                                                                (1,203,711)
                                                               -----------
HEALTH & PERSONAL CARE--(0.7%)
   Unitedhealth Group, Inc. ................       (3,600)        (245,016)
                                                               -----------
INSURANCE--(0.5%)
   Conseco, Inc.* ..........................      (19,100)        (175,338)
                                                               -----------
INTERNET--(0.8%)
   Alloy Online, Inc.* .....................      (18,300)        (292,800)
   Autobytel.com, Inc.* ....................         (442)            (442)
   Internet America, Inc.* .................         (700)            (350)
   LivePerson, Inc.* .......................       (1,100)            (132)
   netGuru, Inc.* ..........................         (300)            (810)
                                                               -----------
                                                                  (294,534)
                                                               -----------
MACHINERY & ENGINEERING--(2.3%)
   Brooks Automation, Inc.* ................       (4,800)        (208,080)
   JLG Industries, Inc. ....................      (18,500)        (218,670)
   Johnson Controls, Inc. ..................       (1,900)        (139,175)
   Zebra Technologies Corp.,
     Class A* ..............................       (6,100)        (285,602)
                                                               -----------
                                                                  (851,527)
                                                               -----------
MEDICAL EQUIPMENT--(3.0%)
   Britesmile, Inc.* .......................      (19,900)        (215,119)
   Computerized Thermal
     Imaging, Inc.* ........................      (15,600)         (39,312)
   Endocare, Inc.* .........................      (13,300)        (239,400)
   Hycor Biomedical, Inc.* .................       (7,300)         (36,354)
   Macrochem Corp.* ........................      (23,600)        (148,680)
   Martek Biosciences Corp.* ...............       (7,100)        (139,160)

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                             AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
MEDICAL EQUIPMENT--(CONTINUED)
   Orasure Technologies, Inc.* .............       (8,800)     $  (114,488)
   Schick Technologies, Inc.* ..............         (300)            (210)
   Surmodics, Inc.* ........................       (4,000)        (186,400)
                                                               -----------
                                                                (1,119,123)
                                                               -----------
METALS & MINING--(0.6%)
   Precision Castparts Corp. ...............       (6,300)        (216,342)
                                                               -----------
OIL & GAS EXPLORATION--(0.5%)
   Goodrich Petroleum Corp.* ...............      (36,000)        (201,240)
                                                               -----------
PAPER & FORESTRY PRODUCTS--(0.4%)
   Westvaco Corp. ..........................       (4,800)        (146,160)
                                                               -----------
PHARMACEUTICALS--(4.2%)
   Cephalon, Inc.* .........................       (4,900)        (290,178)
   Ergo Science Corp.* .....................       (1,000)          (1,045)
   Icos Corp.* .............................       (4,700)        (274,010)
   Parexel International Corp.* ............      (10,000)        (142,500)
   Scios, Inc.* ............................      (23,400)        (413,010)
   Shaman Pharmaceuticals, Inc.* ...........           (1)
   The Medicines Co.* ......................      (13,600)        (156,400)
   Tularik, Inc.* ..........................       (9,500)        (219,450)
   Vaxgen, Inc.* ...........................       (6,400)         (77,440)
                                                               -----------
                                                                (1,574,033)
                                                               -----------
RADIO & TELEVISION MEDIA--(0.6%)
   Pegasus Communications Corp.* ...........      (19,500)        (224,250)
                                                               -----------
REAL ESTATE--(1.6%)
   Alexandria Real Estate
     Equities, Inc. ........................       (4,700)        (187,953)
   Federal Realty Investment Trust .........       (3,700)         (84,175)
   HomeStore.com, Inc.* ....................      (19,600)        (324,772)
                                                               -----------
                                                                  (596,900)
                                                               -----------
RECREATION--(0.4%)
   Bally Total Fitness Holding Corp.* ......       (5,600)        (142,408)
                                                               -----------
RESTAURANTS, HOTELS & CASINOS--(0.6%)
   CCA Companies, Inc.* ....................         (600)             (90)
   Papa John's International, Inc.* ........       (9,600)        (242,400)
                                                               -----------
                                                                  (242,490)
                                                               -----------

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
RETAIL TRADE--(6.9%)
   AnnTaylor Stores Corp.* .................       (5,900)     $  (197,650)
   Best Buy Co., Inc.* .....................       (4,500)        (265,410)
   Costco Wholesale Corp.* .................       (7,300)        (273,093)
   Cost-U-Less, Inc.* ......................         (500)            (773)
   Dollar General Corp. ....................       (8,500)        (146,625)
   Electronics Boutique
     Holdings Corp.* .......................       (8,600)        (358,190)
   Fred's, Inc. ............................      (10,000)        (287,600)
   Genesisintermedia, Inc.* ................       (3,900)         (66,963)
   J.C. Penney Co., Inc. ...................       (7,800)        (187,200)
   Kohl's Corp.* ...........................       (2,200)        (122,100)
   Movie Gallery, Inc.* ....................      (11,600)        (307,400)
   Styleclick, Inc., Class A* ..............         (500)            (600)
   Talbots, Inc. (The) .....................       (3,800)        (141,056)
   Tweeter Home Entertainment
     Group, Inc.* ..........................       (8,600)        (220,332)
                                                               -----------
                                                                (2,574,992)
                                                               -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--(0.6%)
   Linear Technology Corp. .................       (5,100)        (209,508)
                                                               -----------
STEEL--(0.3%)
   Valmont Industries, Inc. ................       (7,300)        (128,115)
                                                               -----------
TELECOMMUNICATIONS & EQUIPMENT--(5.4%)
   Choice One
     Communications, Inc.* .................      (22,200)        (101,232)
   Comarco, Inc.* ..........................       (6,050)         (88,814)
   CTC Communications Group, Inc.* .........      (63,100)        (444,855)
   General Magic, Inc.* ....................       (1,100)            (693)
   Intrado, Inc.* ..........................      (11,600)        (301,020)
   Leap Wireless International, Inc.* ......      (11,800)        (214,996)
   Metromedia Fiber Network, Inc.,
     Class A* ..............................      (35,100)         (26,325)
   Network Plus Corp.* .....................       (1,100)          (2,398)
   NTL Inc.* ...............................      (47,600)        (236,096)
   RCN Corp.* ..............................      (53,400)        (182,094)
   Seachange International, Inc.* ..........       (7,700)        (174,251)
   StarMedia Network, Inc.* ................         (600)            (192)
   US Lec Corp.* ...........................       (8,300)         (32,785)
   Worldcom, Inc. - Worldcom
     Group* ................................      (16,600)        (213,476)
                                                               -----------
                                                                (2,019,227)
                                                               -----------
    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                             LONG/SHORT EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------      -----------
TEXTILES & APPAREL--(1.2%)
   Cintas Corp. ............................       (6,100)     $  (284,016)
   Skechers USA, Inc., Class A* ............       (8,400)        (175,980)
                                                               -----------
                                                                  (459,996)
                                                               -----------
TOYS--(0.6%)
   Hasbro, Inc. ............................      (14,000)        (242,760)
                                                               -----------
TRAVEL SERVICES--(0.6%)
   Hotel Reservations Network, Inc.,
     Class A* ..............................       (6,000)        (249,600)
                                                               -----------
WHOLESALE-WAREHOUSE--(0.6%)
   Watsco, Inc. ............................      (15,200)        (214,928)
                                                               -----------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $31,568,598) ..............                   (29,029,007)
                                                               -----------
NET INVESTMENTS IN
   SECURITIES--16.0%
   (Cost $2,953,192) .......................                     5,948,084
                                                               -----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--84.0% ...................                    31,152,994
                                                               -----------
NET ASSETS--100.0% .........................                   $37,101,078
                                                               ===========

---------------
 * Non-income producing.
** Canadian dollars.
ADR -- American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2001

                                                 NUMBER
                                                OF SHARES         VALUE
                                                ---------       ----------
PREFERRED STOCK--5.6%
INDUSTRIAL GOODS & MATERIALS--1.1%
   Amcor Ltd. (Austrailia)
     7.250% 11/19/06 .......................        2,500       $  102,500
                                                                ----------
REAL ESTATE (REIT)--4.5%
   Crescent Real Estate
     6.750% 12/31/49 .......................        6,600          132,330
   Equity Office Properties Trust Series B
     5.250% 02/15/08 .......................        1,900           92,150
   Equity Residential Properties Series G
     7.250% 12/31/49 .......................        3,500           91,000
   Reckson Associates Realty Series A
     7.625% 12/31/49 .......................        3,500           79,082
                                                                ----------
                                                                   394,562
                                                                ----------
     TOTAL PREFERRED STOCK
       (Cost $535,883) .....................                       497,062
                                                                ----------
WARRANTS--0.1%
   Republic of Panama Bond Warrants
     expire 01/16/02 .......................          600            7,500
                                                                ----------
     TOTAL WARRANTS
       (Cost $0) ...........................                         7,500
                                                                ----------
                                                     PAR
                                                    (000)
                                                    -----
CORPORATE BONDS--41.5%
ADVERTISING AGENCIES--1.4%
   Interpublic Group Convertible
     Notes (Baa1, A-)
     1.870% 06/01/06 .......................         $150          120,375
                                                                ----------
BANKS & SAVINGS & LOANS--1.3%
   Old Kent Bank Subordinated
     Notes (N/A, A+)
     6.625% 11/15/05 .......................          110          114,265
                                                                ----------
CHEMICALS--0.3%
   Union Carbide Corp. Notes (A2, A)
     6.250% 06/15/03 .......................           25           25,695
                                                                ----------

                                                     PAR
                                                    (000)          VALUE
                                                    -----       ----------
ELECTRIC UTILITIES--1.0%
   Mirant Americas Senior Notes
     Series 144A (Baa3, BBB-)
     8.300% 05/01/11 .......................         $ 80       $   85,131
                                                                ----------
ELECTRONIC COMPONENTS & INSTRUMENTS--1.6%
   Solectron Corp. Series 144A*ZCB
     (Baa3, BBB-)
     12.950% 05/08/20 ......................          280          142,800
                                                                ----------
ENERGY--2.6%
   CMS Energy Corp. Senior Notes
     (Ba3, BB)
     8.125% 05/15/02 .......................           25           25,292
   Consumers Energy Co. First
     Mortgage (Baa3, BBB+)
     6.375% 09/15/03 .......................          100           99,298
   Texas-New Mexico Power Senior
     Notes (Baa3, BBB-)
     6.250% 01/15/09 .......................           25           23,468
   Tosco Corp. First Mortgage Notes
     (Baa1, BBB)
     8.250% 05/15/03 .......................           25           26,527
   Union Oil Co. of California Notes
     (Baa1, BBB+)
     6.500% 05/01/08 .......................           30           30,755
   Union Texas Petroleum Senior Notes
     (Aa1, AA+)
     8.375% 03/15/05 .......................           20           22,129
                                                                ----------
                                                                   227,469
                                                                ----------
FINANCIAL SERVICES--4.6%
   Citigroup, Inc. Senior Notes (Aa2, AA-)
     6.750% 12/01/05 .......................           50           52,939
   Citigroup, Inc. Subordinated Notes
     (Aa3, A+)
     7.250% 10/01/10 .......................           80           86,459
   Equitable Companies Senior Notes
     (A2, A+)
     9.000% 12/15/04 .......................           80           88,916
   Ford Motor Credit Corp. Notes (A2, A)
     6.700% 07/16/04 .......................           50           51,742

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
FINANCIAL SERVICES--(CONTINUED)
   Sprint Spectrum L.P. Senior Discount
     Notes (Baa2, BBB+)
     12.500% 08/15/06 ......................         $ 12       $   12,920
   Verizon Global Funding Corp.
     Series 144A (A1, A+)
     7.750% 12/01/30 .......................          100          110,267
                                                                ----------
                                                                   403,243
                                                                ----------
GAS UTILITIES--0.9%
   Sempra Energy Notes (A2, A)
     6.800% 07/01/04 .......................           80           81,772
                                                                ----------
HEALTH CARE--0.9%
   Tenet Healthcare Corp. Senior
     Notes (Ba1, BB+)
     8.625% 12/01/03 .......................           75           79,688
                                                                ----------
INDUSTRIAL GOODS & MATERIALS--2.5%
   Analog Devices, Inc. (NA, BBB)
     4.750% 10/01/05 .......................          110          103,538
   LSI Logic Corp. (Ba3, B)
     4.000% 02/15/05 .......................           90           76,275
   Williams Companies Notes
     (Baa2, BBB-)
     7.125% 09/01/11 .......................           40           40,937
                                                                ----------
                                                                   220,750
                                                                ----------
OIL & GAS EXPLORATION--2.4%
   Conoco, Inc. Senior Notes (Baa1, BBB+)
     6.350% 04/15/09 .......................           20           20,233
     6.950% 04/15/29 .......................           30           29,644
   El Paso Corp. Senior Notes (Baa2, BBB)
     7.000% 05/15/11 .......................          165          165,786
                                                                ----------
                                                                   215,663
                                                                ----------
PAPER & FORESTRY PRODUCTS--0.6%
   International Paper Notes (Baa2, BBB)
     6.750% 09/01/11 .......................           50           50,650
                                                                ----------
RADIO & TELEVISION MEDIA--3.9%
   Chancellor Media Corp. Company
     Guarantee Notes Series B (Ba3, BB+)
     8.750% 06/15/07 .......................           25           26,000

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
RADIO & TELEVISION MEDIA--(CONTINUED)
   Clear Channel Communication Senior
     Notes (Baa3, BBB-)
     7.250% 09/15/03 .......................         $ 25       $   26,073
   CSC Holdings, Inc. Senior Notes
     (Ba1, BB+)
     7.875% 12/15/07 .......................           50           52,573
   CSC Holdings, Inc. Senior Subordinate
     Debentures (Ba2, BB-)
     9.875% 02/15/13 .......................           10           10,650
   Jones Intercable, Inc. Senior Notes
     (Baa2, BBB)
     9.625% 03/15/02 .......................          100          102,500
   Time Warner, Inc. Debentures
     (Baa1, BBB+)
     9.150% 02/01/23 .......................          105          126,052
                                                                ----------
                                                                   343,848
                                                                ----------
RETAIL TRADE--0.7%
   Wal-Mart Stores Senior Notes (Aa2, AA)
     6.875% 08/10/09 .......................           60           64,289
                                                                ----------
SOVERIGN GOVERNMENT BONDS--1.4%
   Ontario (Province Of) Senior
     Unsubordinated (Aa3, AA)
     5.500% 10/01/08 .......................           20           20,084
   Quebec Province Debentures (A1, A+)
     7.500% 07/15/23 .......................           30           32,803
   Quebec Province Senior
     Unsubordinated (A1, A+)
     5.750% 02/15/09 .......................           50           49,786
   United Mexican States Bonds
     (Baa3, BB+)
     8.625% 03/12/08 .......................           25           26,275
                                                                ----------
                                                                   128,948
                                                                ----------
TELECOMMUNICATIONS--15.0%
   AT&T Wireless Services, Inc. Senior
     Notes Series 144A (Baa2, BBB)
     7.875% 03/01/11 .......................           80           84,602
     8.750% 03/01/31 .......................           80           88,961
   BellSouth Cap Funding Debentures
     (Aa3, A+)
     7.875% 02/15/30 .......................           30           33,756

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2001

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
TELECOMMUNICATIONS--(CONTINUED)
   CCPR Services, Inc. Company
     Guarantee Notes (N/R, N/R)
     10.000% 02/01/07 ......................         $ 35       $   35,525
   Ciena Corp. Convertible Notes (Ba3, B+)
     3.750% 02/01/08 .......................          160          110,800
   Comcast Cable Communications Senior
     Notes (Baa2, BBB)
     6.750% 01/30/11 .......................          125          126,509
   Cox Communications, Inc. Convertible
     Notes (Baa3, BBB-)
     0.426% 04/19/20 .......................          190           80,750
   LCI International, Inc. Senior Notes
     (Baa1, BBB+)
     7.250% 06/15/07 .......................           80           83,542
   Limestone Electron Trust Senior
     Notes Series 144A (Baa3, BBB-)
     8.625% 03/15/03 .......................           25           26,024
   Nortel Networks Ltd. Notes (Baa1, BBB)
     6.125% 02/15/06 .......................           90           79,200
   Qwest Capital Funding Notes
     Series 144A (Baa1, BBB+)
     7.000% 08/03/09 .......................          150          150,667
   Qwest Capital Funding Company
     Guarantee Notes (Baa1, BBB+)
     7.900% 08/15/10 .......................          205          217,262
   Sprint Capital Corp. Company Guarantee
     Notes (Baa1, BBB+)
     7.625% 01/30/11 .......................           35           36,440
     6.875% 11/15/28 .......................          100           90,265
   US Cellular Corp. Notes (A3, A-)
     7.250% 08/15/07 .......................           75           77,726
                                                                ----------
                                                                 1,322,029
                                                                ----------
TRANSPORTATION--0.3%
   Union Pacific Corp. Debentures
     (Baa3, BBB-)
     9.625% 12/15/02 .......................           25           26,602
                                                                ----------
     TOTAL CORPORATE BONDS
       (Cost $3,583,112) ...................                     3,653,217
                                                                ----------

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
ASSET BACKED SECURITIES--1.3%
   Illinois Power Special Purpose Trust
     Series 1998-1 Class A6 (Aaa, AAA)
     5.540% 06/25/09 .......................         $ 50       $   50,726
   MBNA Master Credit Card Trust Series
     1995-C Class A (Aaa, AAA)
     6.450% 02/15/08 .......................           60           63,169
                                                                ----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $110,931) .....................                       113,895
                                                                ----------
AGENCY OBLIGATIONS--2.0%
AGENCY DEBENTURES--2.0%
   Fannie Mae Benchmark Notes (Aaa, N/A)
     7.250% 01/15/10 .......................          160          178,822
                                                                ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $173,667) .....................                       178,822
                                                                ----------
MORTGAGE BACKED SECURITIES--27.7%
FEDERAL NATIONAL MORTGAGE ASSOCIATION--12.2%
   FNMA 281054
     6.500% 04/01/24 .......................          290          291,278
   FNMA 190945
     6.000% 05/01/24 .......................          304          299,765
   FNMA 252925
     7.500% 12/01/29 .......................           53           54,871
   FNMA 572855
     7.500% 04/01/31 .......................          119          123,056
   FNMA 590049
     7.000% 07/01/31 .......................          299          306,474
                                                                ----------
                                                                 1,075,444
                                                                ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--25.5%
   GNMA 354662
     6.500% 09/15/08 .......................           55           56,377
   GNMA 780303
     6.500% 02/15/09 .......................          160          164,763
   GNMA 376528
     7.000% 05/15/09 .......................          119          123,551
   GNMA 454925
     7.000% 12/15/12 .......................          144          149,850
   GNMA 780687
     8.000% 12/15/12 .......................          173          181,148

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2001

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
   GNMA 407234
     6.500% 01/15/13 .......................         $ 58       $   59,937
   GNMA 457737
     6.500% 03/15/13 .......................           57           58,134
   GNMA 780859
     7.500% 09/15/13 .......................           15           15,564
   GNMA 780921
     7.000% 11/15/13 .......................           99          103,003
   GNMA 366816
     7.000% 06/15/24 .......................           76           78,379
   GNMA 442120
     8.000% 11/15/26 .......................           60           62,244
   GNMA 780498
     7.500% 01/15/27 .......................           59           61,454
   GNMA 449474
     7.500% 09/15/27 .......................           53           55,184
   GNMA 452645
     7.000% 11/15/27 .......................           39           39,962
   GNMA 453892
     7.500% 11/15/27 .......................          158          163,418
   GNMA 450446
     7.000% 12/15/27 .......................           42           43,509
   GNMA 372475
     7.000% 01/15/28 .......................          279          286,376
   GNMA 469128
     6.500% 02/15/28 .......................          284          287,190
   GNMA 469129
     7.000% 02/15/28 .......................           47           48,640
   GNMA 461450
     7.000% 04/15/28 .......................           49           50,472
   GNMA 447928
     6.500% 05/15/28 .......................           30           30,500
   GNMA 473797
     6.500% 06/15/28 .......................           24           24,085
   GNMA 468090
     6.500% 07/15/28 .......................           28           28,742
   GNMA 482119
     6.500% 08/15/28 .......................           79           80,271
                                                                ----------
                                                                 2,252,753
                                                                ----------
     TOTAL MORTGAGE BACKED SECURITIES
       (Cost $3,270,175) ...................                     3,328,197
                                                                ----------

                                                    PAR
                                                    (000)          VALUE
                                                    -----       ----------
U.S. TREASURY OBLIGATIONS--10.0%
U.S. TREASURY BONDS--9.3%
   6.000% 08/15/09 .........................         $150       $  161,484
   7.250% 05/15/16 .........................           80           95,419
   7.125% 02/15/23 .........................          465          560,870
                                                                ----------
                                                                   817,773
                                                                ----------
U.S. TREASURY STRIP--0.7%
   U.S. Treasury Strip
     6.125%* 11/15/21 ......................          205           65,630
                                                                ----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $842,667) .....................                       883,403
                                                                ----------
SHORT-TERM INVESTMENT--1.2%
   Wilmington Fund Cash Sweep
     3.246% 09/04/01 .......................          111          110,593
                                                                ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $110,593) .....................                       110,593
                                                                ----------
TOTAL INVESTMENTS--99.3%
   (Cost $8,627,028) .......................                     8,772,689
                                                                ----------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.7% ....................                        58,387
                                                                ----------
NET ASSETS--100.0% .........................                    $8,831,076
                                                                ==========

---------------
*  The rate shown represents effective yield to maturity.
REIT -- Real Estate Investment Trust.
144A -- Security was  purchased  pursuant to Rule 144A under  Securities  Act of
   1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 7.8% of net assets.
ZCB -- Zero Coupon Bond.

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 2001 (Unaudited).

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001

                                                                       LARGE CAP         MID CAP           SMALL CAP
                                                                      VALUE FUND        VALUE FUND       VALUE FUND II
                                                                      -----------      ------------      -------------
ASSETS
   Investments, at value (cost -- $43,551,682,
     $118,583,344, $250,101,803, $34,521,790,
     and $8,627,028, respectively) ............................       $44,602,532      $119,511,033      $258,767,704
   Receivable from Investment Advisor .........................                --                --                --
   Deposits with brokers and custodian bank for
     securities sold short ....................................                --                --                --
   Receivable for investments sold ............................            50,138         2,180,073                --
   Receivable for fund shares sold ............................             3,420            33,759         4,012,576
   Prepaid expenses ...........................................            11,497            15,440            16,861
   Dividends and interest receivable ..........................            77,460           138,193           190,882
                                                                      -----------      ------------      ------------
     Total assets .............................................        44,745,047       121,878,498       262,988,023
                                                                      -----------      ------------      ------------
LIABILITIES
   Payable for investments purchased ..........................           586,343           553,399         9,446,267
   Securities sold short (proceeds $31,568,598) ...............                --                --                --
   Payable for fund shares redeemed ...........................                --         2,805,120         1,162,034
   Accrued expenses and other liabilities .....................            44,390           127,769           325,931
   Payable for dividends on securities sold short .............                --                --                --
                                                                      -----------      ------------      ------------
     Total liabilities ........................................           630,733         3,486,288        10,934,232
                                                                      -----------      ------------      ------------
NET ASSETS
   Capital stock, $0.001 par value ............................             3,258             9,435            14,743
   Paid-in capital ............................................        37,667,385       105,248,530       239,090,383
   Undistributed net investment income/(loss) .................           398,435           371,418                --
   Accumulated net realized gain/(loss) from investments
     and foreign exchange transactions, if any ................         4,994,386        11,835,138         4,282,764
   Accumulated net realized gain from investments
     sold short ...............................................                --                --                --
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any ....................         1,050,850           927,689         8,665,901
                                                                      -----------      ------------      ------------
     Net assets ...............................................       $44,114,314      $118,392,210      $252,053,791
                                                                      ===========      ============      ============
INSTITUTIONAL CLASS
   Net assets .................................................       $40,368,019      $116,605,321      $ 21,547,033
                                                                      -----------      ------------      ------------
   Shares outstanding .........................................         2,985,186         9,291,781         1,255,075
                                                                      -----------      ------------      ------------
   Net asset value, offering and redemption
     price per share ..........................................            $13.52            $12.55            $17.17
                                                                      ===========      ============      ============
INVESTOR CLASS
   Net assets .................................................       $ 3,746,295      $  1,786,889      $230,506,758
                                                                      -----------      ------------      ------------
   Shares outstanding .........................................           272,908           143,712        13,488,120
                                                                      -----------      ------------      ------------
   Net asset value, offering and redemption
     price per share ..........................................            $13.73            $12.43            $17.09
                                                                      ===========      ============      ============



                                                                       LONG/SHORT
                                                                       EQUITY FUND         BOND FUND
                                                                       -----------         ----------
ASSETS
   Investments, at value (cost -- $43,551,682,
     $118,583,344, $250,101,803, $34,521,790,
     and $8,627,028, respectively) ............................        $34,977,091         $8,772,689
   Receivable from Investment Advisor .........................                 --              1,958
   Deposits with brokers and custodian bank for
     securities sold short ....................................         29,779,961                 --
   Receivable for investments sold ............................          5,065,608                 --
   Receivable for fund shares sold ............................            227,333                 --
   Prepaid expenses ...........................................              8,277              5,412
   Dividends and interest receivable ..........................            127,745             78,563
                                                                       -----------         ----------
     Total assets .............................................         70,186,015          8,858,622
                                                                       -----------         ----------
LIABILITIES
   Payable for investments purchased ..........................          3,955,162                 --
   Securities sold short (proceeds $31,568,598) ...............         29,029,007                 --
   Payable for fund shares redeemed ...........................                 --                 --
   Accrued expenses and other liabilities .....................             86,214             27,546
   Payable for dividends on securities sold short .............             14,554                 --
                                                                       -----------         ----------
     Total liabilities ........................................         33,084,937             27,546
                                                                       -----------         ----------
NET ASSETS
   Capital stock, $0.001 par value ............................              2,337                886
   Paid-in capital ............................................         34,836,070          9,247,203
   Undistributed net investment income/(loss) .................             49,591              7,022
   Accumulated net realized gain/(loss) from investments
     and foreign exchange transactions, if any ................         (1,936,244)          (569,696)
   Accumulated net realized gain from investments
     sold short ...............................................          1,154,432                 --
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any ....................          2,994,892            145,661
                                                                       -----------         ----------
     Net assets ...............................................        $37,101,078         $8,831,076
                                                                       ===========         ==========
INSTITUTIONAL CLASS
   Net assets .................................................        $25,857,497         $8,484,333
                                                                       -----------         ----------
   Shares outstanding .........................................          1,628,523            851,523
                                                                       -----------         ----------
   Net asset value, offering and redemption
     price per share ..........................................             $15.88              $9.96
                                                                       ===========         ==========
INVESTOR CLASS
   Net assets .................................................        $11,243,581         $  346,743
                                                                       -----------         ----------
   Shares outstanding .........................................            708,610             34,557
                                                                       -----------         ----------
   Net asset value, offering and redemption
     price per share ..........................................             $15.87             $10.03
                                                                       ===========         ==========

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2001


                                                                      LARGE CAP           MID CAP           SMALL CAP
                                                                      VALUE FUND        VALUE FUND        VALUE FUND II
                                                                      ----------        -----------       -------------
INVESTMENT INCOME
   Dividends ......................................................   $  767,512        $ 1,598,620        $   427,531
   Interest .......................................................       91,469            249,659            184,230
                                                                      ----------        -----------        -----------
                                                                         858,981          1,848,279            611,761
                                                                      ----------        -----------        -----------
EXPENSES
   Advisory fees ..................................................      341,284          1,143,068            622,659
   Administration fees ............................................       75,000            178,604            105,572
   Administrative Services fees ...................................       64,417            211,551             11,517
   Transfer Agent fees and expenses ...............................       75,014             83,430             87,390
   Custodian fees and expenses ....................................       21,572             40,853             90,436
   Printing .......................................................       25,571             87,403             11,369
   Federal and State Registration fees ............................       11,270             11,269              7,112
   Audit and Legal fees ...........................................       21,545             80,908              4,883
   Distribution fees ..............................................        6,826              4,962            105,441
   Directors ......................................................        3,960             14,793                230
   Insurance ......................................................        1,037              3,628                 95
   Dividend expense ...............................................           --                 --                 --
   Other ..........................................................        6,048              4,748              8,873
                                                                      ----------        -----------        -----------
     Total expenses before waivers and
       reimbursements .............................................      653,544          1,865,217          1,055,577
     Less: waivers and reimbursements .............................     (192,457)          (432,016)          (190,692)
                                                                      ----------        -----------        -----------
     Net expenses after waivers and
       reimbursements .............................................      461,087          1,433,201            864,885
                                                                      ----------        -----------        -----------
   Net investment income/(loss) ...................................      397,894            415,078           (253,124)
                                                                      ----------        -----------        -----------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
 ON INVESTMENTS
   Net realized  gain/(loss) from:
     Investments ..................................................    5,828,189         16,599,655          4,612,635
     Foreign currency related transactions ........................           --                 --                 --
   Net change in unrealized appreciation/(depreciation) on:
     Investments ..................................................   (2,098,522)        (6,124,017)         8,397,602
                                                                      ----------        -----------        -----------
   Net realized and unrealized gain
     from investments .............................................    3,729,667         10,475,638         13,010,237
                                                                      ----------        -----------        -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................   $4,127,561        $10,890,716        $12,757,113
                                                                      ==========        ===========        ===========


                                                                       LONG/SHORT
                                                                       EQUITY FUND         BOND FUND
                                                                       -----------         ---------
INVESTMENT INCOME
   Dividends ......................................................    $  105,826           $ 38,205
   Interest .......................................................       425,035            521,664
                                                                       ----------           --------
                                                                          530,861            559,869
                                                                       ----------           --------
EXPENSES
   Advisory fees ..................................................       325,285             33,449
   Administration fees ............................................        75,000             75,000
   Administrative Services fees ...................................        16,068             12,204
   Transfer Agent fees and expenses ...............................        77,569             68,737
   Custodian fees and expenses ....................................        74,484             18,051
   Printing .......................................................         2,879              3,064
   Federal and State Registration fees ............................        16,224             11,314
   Audit and Legal fees ...........................................           773              1,066
   Distribution fees ..............................................         9,363                597
   Directors ......................................................           213                858
   Insurance ......................................................            33                211
   Dividend expense ...............................................       102,762                 --
   Other ..........................................................        20,923              7,086
                                                                       ----------           --------
     Total expenses before waivers and
       reimbursements .............................................       721,576            231,637
     Less: waivers and reimbursements .............................      (249,147)          (180,939)
                                                                       ----------           --------
     Net expenses after waivers and
       reimbursements .............................................       472,429             50,698
                                                                       ----------           --------
   Net investment income/(loss) ...................................        58,432            509,171
                                                                       ----------           --------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)
 ON INVESTMENTS
   Net realized  gain/(loss) from:
     Investments ..................................................      (692,560)           (12,934)
     Foreign currency related transactions ........................          (144)                --
   Net change in unrealized appreciation/(depreciation) on:
     Investments ..................................................     2,812,708            442,447
                                                                       ----------           --------
   Net realized and unrealized gain
     from investments .............................................     2,120,004            429,513
                                                                       ----------           --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................................    $2,178,436           $938,684
                                                                       ==========           ========

    The accompanying notes are an integral part of the financial statements.

                         BOSTON PARTNERS FAMILY OF FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                           LARGE CAP VALUE FUND
                                                                  ------------------------------------
                                                                      FOR THE              FOR THE
                                                                    YEAR ENDED            YEAR ENDED
                                                                  AUGUST 31, 2001      AUGUST 31, 2000
                                                                  ---------------      ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..........................          $   397,894          $    430,781
   Net realized gain/(loss) from:
     Investments .........................................            5,828,189               944,060
     Foreign currency related transactions ...............                   --                    --
   Net change in unrealized appreciation/(depreciation) on
     Investments .........................................           (2,098,522)            3,064,061
                                                                    -----------          ------------
   Net increase in net assets resulting from operations ..            4,127,561             4,438,902
                                                                    -----------          ------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............             (409,805)             (437,974)
   Net investment income Investor shares .................              (20,229)               (1,520)
   Net realized capital gains Institutional shares .......           (1,216,633)           (2,897,847)
   Net realized capital gains Investor shares ............              (68,541)              (92,351)
                                                                    -----------          ------------
   Total dividends and distributions to shareholders .....           (1,715,208)           (3,429,692)
                                                                    -----------          ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................              390,822           (14,447,130)
                                                                    -----------          ------------
   Total increase/(decrease) in net assets ...............            2,803,175           (13,437,920)
                                                                    -----------          ------------
NET ASSETS
   Beginning of period ...................................           41,311,139            54,749,059
                                                                    -----------          ------------
   End of period .........................................          $44,114,314          $ 41,311,139
                                                                    ===========          ============


                                                                            MID CAP VALUE FUND
                                                                   -------------------------------------
                                                                       FOR THE              FOR THE
                                                                     YEAR ENDED            YEAR ENDED
                                                                   AUGUST 31, 2001       AUGUST 31, 2000
                                                                   ---------------       ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..........................          $    415,078          $    808,479
   Net realized gain/(loss) from:
     Investments .........................................            16,599,655            (3,737,165)
     Foreign currency related transactions ...............                    --                    --
   Net change in unrealized appreciation/(depreciation) on
     Investments .........................................            (6,124,017)            5,866,818
                                                                    ------------          ------------
   Net increase in net assets resulting from operations ..            10,890,716             2,938,132
                                                                    ------------          ------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............              (799,688)             (221,577)
   Net investment income Investor shares .................                (5,908)                   --
   Net realized capital gains Institutional shares .......                    --            (2,085,782)
   Net realized capital gains Investor shares ............                    --               (30,829)
                                                                    ------------          ------------
   Total dividends and distributions to shareholders .....              (805,596)           (2,338,188)
                                                                    ------------          ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................           (46,318,592)          (21,959,933)
                                                                    ------------          ------------
   Total increase/(decrease) in net assets ...............           (36,233,472)          (21,359,989)
                                                                    ------------          ------------
NET ASSETS
   Beginning of period ...................................           154,625,682           175,985,671
                                                                    ------------          ------------
   End of period .........................................          $118,392,210          $154,625,682
                                                                    ============          ============



                                                                           SMALL CAP VALUE FUND II
                                                                  ---------------------------------------
                                                                      FOR THE                 FOR THE
                                                                     YEAR ENDED              YEAR ENDED
                                                                  AUGUST 31, 2001         AUGUST 31, 2000
                                                                  ---------------         ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..........................          $   (253,124)           $   (3,629)
   Net realized gain/(loss) from:
     Investments .........................................             4,612,635               233,585
     Foreign currency related transactions ...............                    --                    --
   Net change in unrealized appreciation/(depreciation) on
     Investments .........................................             8,397,602               269,009
                                                                    ------------            ----------
   Net increase in net assets resulting from operations ..            12,757,113               498,965
                                                                    ------------            ----------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............                    --                  (539)
   Net investment income Investor shares .................                    --                    --
   Net realized capital gains Institutional shares .......               (99,306)                   --
   Net realized capital gains Investor shares ............               (15,590)                   --
                                                                    ------------            ----------
   Total dividends and distributions to shareholders .....              (114,896)                 (539)
                                                                    ------------            ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................           237,063,903               247,715
                                                                    ------------            ----------
   Total increase/(decrease) in net assets ...............           249,706,120               746,141
                                                                    ------------            ----------
NET ASSETS
   Beginning of period ...................................             2,347,671             1,601,530
                                                                    ------------            ----------
   End of period .........................................          $252,053,791            $2,347,671
                                                                    ============            ==========


                                                                             LONG/SHORT EQUITY FUND
                                                                     -------------------------------------
                                                                          FOR THE              FOR THE
                                                                         YEAR ENDED           YEAR ENDED
                                                                     AUGUST 31, 2001       AUGUST 31, 2000
                                                                     ---------------       ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..........................             $    58,432            $   16,519
   Net realized gain/(loss) from:
     Investments .........................................                (692,560)               13,763
     Foreign currency related transactions ...............                    (144)                   --
   Net change in unrealized appreciation/(depreciation) on
     Investments .........................................               2,812,708               135,228
                                                                       -----------            ----------
   Net increase in net assets resulting from operations ..               2,178,436               165,510
                                                                       -----------            ----------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............                 (13,874)              (14,358)
   Net investment income Investor shares .................                  (3,422)               (3,128)
   Net realized capital gains Institutional shares .......                      --                    --
   Net realized capital gains Investor shares ............                      --                    --
                                                                       -----------            ----------
   Total dividends and distributions to shareholders .....                 (17,296)              (17,486)
                                                                       -----------            ----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................              33,549,837                70,570
                                                                       -----------            ----------
   Total increase/(decrease) in net assets ...............              35,710,977               218,594
                                                                       -----------            ----------
NET ASSETS
   Beginning of period ...................................               1,390,101             1,171,507
                                                                       -----------            ----------
   End of period .........................................             $37,101,078            $1,390,101
                                                                       ===========            ==========



                                                                                  BOND FUND
                                                                     ------------------------------------
                                                                         FOR THE              FOR THE
                                                                        YEAR ENDED          YEAR ENDED
                                                                     AUGUST 31, 2001      AUGUST 31, 2000
                                                                     ---------------      ---------------
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ..........................             $  509,171           $   727,913
   Net realized gain/(loss) from:
     Investments .........................................                (12,934)             (416,718)
     Foreign currency related transactions ...............                     --                    --
   Net change in unrealized appreciation/(depreciation) on
     Investments .........................................                442,447               439,880
                                                                       ----------           -----------
   Net increase in net assets resulting from operations ..                938,684               751,075
                                                                       ----------           -----------
LESS DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............               (495,243)             (718,841)
   Net investment income Investor shares .................                (14,078)              (11,314)
   Net realized capital gains Institutional shares .......                     --                    --
   Net realized capital gains Investor shares ............                     --                    --
                                                                       ----------           -----------
   Total dividends and distributions to shareholders .....               (509,321)             (730,155)
                                                                       ----------           -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ...................               (496,549)           (3,352,068)
                                                                       ----------           -----------
   Total increase/(decrease) in net assets ...............                (67,186)           (3,331,148)
                                                                       ----------           -----------
NET ASSETS
   Beginning of period ...................................              8,898,262            12,229,410
                                                                       ----------           -----------
   End of period .........................................             $8,831,076           $ 8,898,262
                                                                       ==========           ===========

    The accompanying notes are an integral part of the financial statements.

                                    38 and 39

                         BOSTON PARTNERS FAMILY OF FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                  LARGE CAP VALUE FUND
                                                  -----------------------------------------------------------
                                                      FOR THE             FOR THE             FOR THE
                                                       YEAR                YEAR                YEAR
                                                       ENDED               ENDED               ENDED
                                                  AUGUST 31, 2001    AUGUST 31, 2000      AUGUST 31, 1999
                                                  ---------------    ---------------      ---------------
                                                   INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
                                                       CLASS               CLASS               CLASS
                                                  ---------------    ---------------      ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........       $ 12.82             $ 12.24             $1 0.58
                                                      -------             -------             -------
Net investment income(1)** ....................          0.12                0.14                0.05
Net realized and unrealized gain/(loss) on
   investments(2)** ...........................          1.10                1.25                1.76
                                                      -------             -------             -------
Net increase/(decrease) in net assets resulting
   from operations ............................          1.22                1.39                1.81
                                                      -------             -------             -------
Dividends to shareholders from
Net investment income .........................         (0.13)              (0.11)              (0.04)
Net realized capital gains ....................         (0.39)              (0.70)              (0.11)
                                                      -------             -------             -------
Total dividends and distributions to
   shareholders ...............................         (0.52)              (0.81)              (0.15)
                                                      -------             -------             -------
Net asset value, end of period ................       $ 13.52             $ 12.82             $ 12.24
                                                      =======             =======             =======
Total investment return(3) ....................          9.65%              11.99%              17.12%
                                                      =======             =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....       $40,368             $39,897             $53,112
Ratio of expenses to average net assets(1) ....          1.00%               1.00%               1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements .........          1.43%               1.43%               1.30%
Ratio of net investment income to average
   net assets(1) ..............................          0.89%               0.92%               0.61%
Portfolio turnover rate .......................        105.71%             120.99%             156.16%


                                                                                LARGE CAP VALUE FUND
                                                  -----------------------------------------------------------------------------
                                                       FOR THE          FOR THE PERIOD         FOR THE            FOR THE
                                                        YEAR           JANUARY 2, 1997*          YEAR               YEAR
                                                        ENDED             THROUGH                ENDED              ENDED
                                                   AUGUST 31, 1998     AUGUST 31, 1997     AUGUST 31, 2001    AUGUST 31, 2000
                                                   ---------------     ---------------     ---------------    ---------------
                                                    INSTITUTIONAL       INSTITUTIONAL         INVESTOR            INVESTOR
                                                        CLASS              CLASS                CLASS              CLASS
                                                   ---------------     ---------------     ---------------    ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........       $ 12.46             $ 10.00               $13.02             $12.36
                                                      -------             -------               ------             ------
Net investment income(1)** ....................          0.12                0.05                 0.09               0.10
Net realized and unrealized gain/(loss) on
   investments(2)** ...........................         (1.31)               2.41                 1.13               1.27
                                                      -------             -------               ------             ------
Net increase/(decrease) in net assets resulting
   from operations ............................         (1.19)               2.46                 1.22               1.37
                                                      -------             -------               ------             ------
Dividends to shareholders from
Net investment income .........................         (0.08)                 --                (0.12)             (0.01)
Net realized capital gains ....................         (0.61)                 --                (0.39)             (0.70)
                                                      -------             -------               ------             ------
Total dividends and distributions to
   shareholders ...............................         (0.69)                 --                (0.51)             (0.71)
                                                       ------             -------               ------             ------
Net asset value, end of period ................       $ 10.58             $ 12.46               $13.73             $13.02
                                                      =======             =======               ======             ======
Total investment return(3) ....................        (10.23%)             24.60%                9.45%             11.67%
                                                      =======             =======               ======             ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....       $50,724             $24,603               $3,746             $1,414
Ratio of expenses to average net assets(1) ....          1.00%               1.00%(4)             1.22%              1.22%
Ratio of expenses to average net assets without
   waivers and expense reimbursements .........          1.49%               2.64%(4)             1.53%              1.53%
Ratio of net investment income to average
   net assets(1) ..............................          0.87%               1.19%(4)             0.67%              0.70%
Portfolio turnover rate .......................        111.68%              67.16%              105.71%            120.99%


                                                                    LARGE CAP VALUE FUND
                                                  --------------------------------------------------------
                                                        FOR THE            FOR THE        FOR THE PERIOD
                                                          YEAR               YEAR        JANUARY 16, 1997*
                                                          ENDED              ENDED           THROUGH
                                                     AUGUST 31, 1999    AUGUST 31, 1998  AUGUST 31, 1997*
                                                     ---------------    ---------------  -----------------
                                                         INVESTOR           INVESTOR         INVESTOR
                                                           CLASS             CLASS            CLASS
                                                     ---------------    ---------------  -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........           $10.70             $12.45           $10.20
                                                          ------             ------           ------
Net investment income(1)** ....................             0.15               0.06             0.02
Net realized and unrealized gain/(loss) on
   investments(2)** ...........................             1.65              (1.27)            2.23
                                                          ------             ------           ------
Net increase/(decrease) in net assets resulting
   from operations ............................             1.80              (1.21)            2.25
                                                          ------             ------           ------
Dividends to shareholders from
Net investment income .........................            (0.03)             (0.06)              --
Net realized capital gains ....................            (0.11)             (0.48)              --
                                                          ------             ------           ------
Total dividends and distributions to
   shareholders ...............................            (0.14)             (0.54)              --
                                                          ------             ------           ------
Net asset value, end of period ................           $12.36             $10.70           $12.45
                                                          ======             ======           ======
Total investment return(3) ....................            16.86%            (10.28%)          22.06%
                                                          ======             ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....           $1,637             $6,150           $  683
Ratio of expenses to average net assets(1) ....             1.25%              1.19%            1.11%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements .........             1.55%              1.74%            3.05%(4)
Ratio of net investment income to average
   net assets(1) ..............................             0.36%              0.68%            0.91%(4)
Portfolio turnover rate .......................           156.16%            111.68%           67.16%

----------
 *  Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                    40 and 41

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------



                                                                                  MID CAP VALUE FUND
                                                    -------------------------------------------------------------------------------
                                                        FOR THE              FOR THE              FOR THE              FOR THE
                                                          YEAR                YEAR                 YEAR                 YEAR
                                                          ENDED               ENDED                ENDED                ENDED
                                                    AUGUST 31, 2001       AUGUST 31, 2000     AUGUST 31, 1999      AUGUST 31, 1998
                                                    ---------------       ---------------     ---------------      ---------------
                                                     INSTITUTIONAL         INSTITUTIONAL       INSTITUTIONAL        INSTITUTIONAL
                                                         CLASS                CLASS                CLASS                CLASS
                                                    ---------------       ---------------     ---------------      ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............       $  11.66             $  11.47             $   9.48             $ 11.01
                                                        --------             --------             --------             -------
Net investment income/(loss)(1)** ...............           0.04                 0.06                 0.02                0.01
Net realized and unrealized gain/(loss) on
   investments(2)** .............................           0.91                 0.29                 1.98               (1.39)
                                                        --------             --------             --------             -------
Net increase/(decrease) in net assets resulting
   from operations ..............................           0.95                 0.35                 2.00               (1.38)
                                                        --------             --------             --------             -------
Dividends to shareholders from:
Net investment income ...........................          (0.06)               (0.02)               (0.01)              (0.01)
Net realized capital gains ......................             --                (0.14)                  --               (0.14)
                                                        --------             --------             --------             -------
Total dividends and distributions to shareholders          (0.06)               (0.16)               (0.01)              (0.15)
                                                        --------             --------             --------             -------
Net asset value, end of period ..................       $  12.55             $  11.66             $  11.47             $  9.48
                                                        ========             ========             ========             =======
Total investment return(3) ......................           8.23%                3.21%               21.08%             (12.73%)
                                                        ========             ========             ========             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......       $116,605             $152,696             $173,224             $67,568
Ratio of expenses to average net assets(1) ......           1.00%                1.00%                1.00%               1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...........           1.30%                1.24%                1.25%               1.57%
Ratio of net investment income to average
   net assets(1) ................................           0.29%                0.53%                0.17%               0.13%
Portfolio turnover rate .........................         234.52%              206.65%              200.09%             167.86%


                                                                                 MID CAP VALUE FUND
                                                    ------------------------------------------------------------------------------
                                                      FOR THE PERIOD          FOR THE           FOR THE             FOR THE
                                                       JUNE 2, 1997*            YEAR              YEAR                YEAR
                                                         THROUGH                ENDED             ENDED               ENDED
                                                      AUGUST 31, 1997    AUGUST 31, 2001     AUGUST 31, 2000    AUGUST 31, 1999
                                                      ---------------    ---------------     ---------------    ---------------
                                                       INSTITUTIONAL          INVESTOR           INVESTOR           INVESTOR
                                                          CLASS                CLASS              CLASS              CLASS
                                                      ---------------    ---------------     ---------------    ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............         $10.00               $11.55             $11.38             $ 9.42
                                                          ------               ------             ------             ------
Net investment income/(loss)(1)** ...............           0.01                 0.01               0.03              (0.01)
Net realized and unrealized gain/(loss) on
   investments(2)** .............................           1.00                 0.91               0.28               1.97
                                                          ------               ------             ------             ------
Net increase/(decrease) in net assets resulting
   from operations ..............................           1.01                 0.92               0.31               1.96
                                                          ------               ------             ------             ------
Dividends to shareholders from:
Net investment income ...........................             --                (0.04)                --                 --
Net realized capital gains ......................             --                   --              (0.14)                --
                                                          ------               ------             ------             ------
Total dividends and distributions to shareholders             --                (0.04)             (0.14)                --
                                                          ------               ------             ------             ------
Net asset value, end of period ..................         $11.01               $12.43             $11.55             $11.38
                                                          ======               ======             ======             ======
Total investment return(3) ......................          10.10%                7.96%              2.90%             20.81%
                                                          ======               ======             ======             ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......         $3,750               $1,787             $1,929             $2,762
Ratio of expenses to average net assets(1) ......           1.00%(4)             1.22%              1.22%              1.25%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...........          12.37%(4)             1.40%              1.34%              1.50%
Ratio of net investment income to average
   net assets(1) ................................           1.08%(4)             0.07%              0.31%              0.01%
Portfolio turnover rate .........................          21.80%              234.52%            206.65%            200.09%


                                                            MID CAP VALUE FUND
                                                    ------------------------------------
                                                           FOR THE        FOR THE PERIOD
                                                            YEAR           JUNE 2, 1997*
                                                            ENDED            THROUGH
                                                      AUGUST 31, 1998   AUGUST 31, 1997
                                                      ---------------   ----------------
                                                          INVESTOR         INVESTOR
                                                           CLASS            CLASS
                                                      ---------------   ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............          $11.01           $10.00
                                                           ------           ------
Net investment income/(loss)(1)** ...............            0.01             0.01
Net realized and unrealized gain/(loss) on
   investments(2)** .............................           (1.38)            1.00
                                                           ------           ------
Net increase/(decrease) in net assets resulting
   from operations ..............................           (1.37)            1.01
                                                           ------           ------
Dividends to shareholders from:
Net investment income ...........................           (0.01)              --
Net realized capital gains ......................           (0.21)              --
                                                           ------           ------
Total dividends and distributions to shareholders           (0.22)              --
                                                           ------           ------
Net asset value, end of period ..................          $ 9.42           $11.01
                                                           ======           ======
Total investment return(3) ......................          (12.77%)          10.10%
                                                           ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .......          $1,828           $  598
Ratio of expenses to average net assets(1) ......            1.15%            1.10%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...........            1.82%           12.62%(4)
Ratio of net investment income to average
   net assets(1) ................................           (0.02%)           0.61%(4)
Portfolio turnover rate .........................          167.86%           21.80%

----------
*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                    42 and 43

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                                 SMALL CAP VALUE FUND II
                                                                        -------------------------------------------------------
                                                                            FOR THE            FOR THE              FOR THE
                                                                              YEAR              YEAR                 YEAR
                                                                              ENDED             ENDED                ENDED
                                                                        AUGUST 31, 2001     AUGUST 31, 2000     AUGUST 31, 1999
                                                                        ---------------     ---------------     ---------------
                                                                         INSTITUTIONAL       INSTITUTIONAL       INSTITUTIONAL
                                                                             CLASS              CLASS                CLASS
                                                                        ---------------     ---------------     ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................              $ 11.39             $ 8.67             $ 7.62
                                                                             -------             ------             ------
Net investment income/(loss)(1)** .............................                (0.05)             (0.01)             (0.01)
Net realized and unrealized gain/(loss) on investments(2)** ...                 6.05               2.73               1.06
                                                                             -------             ------             ------
Net increase/(decrease) in net assets resulting from operations                 6.00               2.72               1.05
                                                                             -------             ------             ------
Dividends to shareholders from:
Net investment income .........................................                   --                 --                 --
Net realized capital gains ....................................                (0.29)                --                 --
                                                                             -------             ------             ------
Total dividends and distributions to shareholders .............                (0.29)                --                 --
                                                                             -------             ------             ------
Redemption fees ...............................................                 0.07                 --                 --
                                                                             -------             ------             ------
Net asset value, end of period ................................              $ 17.17             $11.39             $ 8.67
                                                                             =======             ======             ======
Total investment return(3) (5) ................................                54.57%             31.43%             13.78%
                                                                             =======             ======             ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................              $21,547             $1,965             $1,309
Ratio of expenses to average net assets(1) ....................                 1.55%              1.55%              1.55%
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................                 2.03%             14.23%             17.84%
Ratio of net investment income to average net assets(1) .......                (0.32%)            (0.18%)            (0.17%)
Portfolio turnover rate .......................................                35.50%            161.75%             87.48%



                                                                                           SMALL CAP VALUE FUND II
                                                                         --------------------------------------------------------
                                                                         FOR THE  PERIOD           FOR THE         FOR THE
                                                                           JULY 1, 1998*             YEAR            YEAR
                                                                             THROUGH                 ENDED           ENDED
                                                                         AUGUST 31, 1998       AUGUST 31, 2001  AUGUST 31, 2000
                                                                         ---------------       ---------------  ---------------
                                                                          INSTITUTIONAL            INVESTOR         INVESTOR
                                                                              CLASS                 CLASS            CLASS
                                                                         ---------------       ---------------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................               $10.00                $  11.36           $ 8.65
                                                                              ------                --------           ------
Net investment income/(loss)(1)** .............................                (0.01)                  (0.09)           (0.03)
Net realized and unrealized gain/(loss) on investments(2)** ...                (2.37)                   6.04             2.74
                                                                              ------                --------           ------
Net increase/(decrease) in net assets resulting from operations                (2.38)                   5.95             2.71
                                                                              ------                --------           ------
Dividends to shareholders from:
Net investment income .........................................                   --                      --               --
Net realized capital gains ....................................                   --                   (0.29)              --
                                                                              ------                --------           ------
Total dividends and distributions to shareholders .............                   --                   (0.29)              --
                                                                              ------                --------           ------
Redemption fees ...............................................                   --                    0.07               --
                                                                              ------                --------           ------
Net asset value, end of period ................................               $ 7.62                $  17.09           $11.36
                                                                              ======                ========           ======
Total investment return(3) (5) ................................               (23.80%)                 54.27%           31.33%
                                                                              ======                ========           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................               $1,120                $230,507           $  382
Ratio of expenses to average net assets(1) ....................                 1.55%(4)                1.77%            1.77%
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................                17.63%(4)                2.13%           14.33%
Ratio of net investment income to average net assets(1) .......                (0.34%)(4)              (0.54%)          (0.40%)
Portfolio turnover rate .......................................                11.97%                  35.50%          161.75%



                                                                              SMALL CAP VALUE FUND II
                                                                        ----------------------------------
                                                                             FOR THE        FOR THE PERIOD
                                                                               YEAR          JULY 1, 1998*
                                                                               ENDED           THROUGH
                                                                         AUGUST 31, 1999  AUGUST 31, 1998
                                                                         ---------------  ----------------
                                                                             INVESTOR        INVESTOR
                                                                              CLASS           CLASS
                                                                         ---------------  ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................              $ 7.63           $10.00
                                                                             ------           ------
Net investment income/(loss)(1)** .............................               (0.02)           (0.01)
Net realized and unrealized gain/(loss) on investments(2)** ...                1.04            (2.36)
                                                                             ------           ------
Net increase/(decrease) in net assets resulting from operations                1.02            (2.37)
                                                                             ------           ------
Dividends to shareholders from:
Net investment income .........................................                  --               --
Net realized capital gains ....................................                  --               --
                                                                             ------           ------
Total dividends and distributions to shareholders .............                  --               --
                                                                             ------           ------
Redemption fees ...............................................                  --               --
                                                                             ------           ------
Net asset value, end of period ................................              $ 8.65           $ 7.63
                                                                             ======           ======
Total investment return(3) (5) ................................               13.37%          (23.70%)
                                                                             ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................              $  293           $  129
Ratio of expenses to average net assets(1) ....................                1.80%            1.80%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements .....................................               18.09%           18.61%(4)
Ratio of net investment income to average net assets(1) .......               (0.42%)          (0.66%)(4)
Portfolio turnover rate .......................................               87.48%           11.97%

----------
*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% is not reflected in total return calculations.

    The accompanying notes are an integral part of the financial statements.

                                    44 and 45

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.



                                                                                         LONG/SHORT EQUITY FUND
                                                                         ----------------------------------------------------
                                                                             FOR THE            FOR THE        FOR THE PERIOD
                                                                               YEAR              YEAR        NOVEMBER 17, 1998*
                                                                               ENDED             ENDED           THROUGH
                                                                         AUGUST 31, 2001     AUGUST 31, 2000  AUGUST 31, 1999
                                                                         ---------------     ---------------  ---------------
                                                                          INSTITUTIONAL       INSTITUTIONAL    INSTITUTIONAL
                                                                              CLASS              CLASS             CLASS
                                                                         ---------------     ---------------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................              $ 10.57             $ 9.46           $10.00
                                                                             -------             ------           ------
Net investment income/(loss)(1)** .............................                 0.07               0.13             0.12
Net realized and unrealized gain/(loss) on investments(2)** ...                 5.14               1.12            (0.66)
                                                                             -------             ------           ------
Net increase/(decrease) in net assets resulting from operations                 5.21               1.25            (0.54)
                                                                             -------             ------           ------
Dividends to shareholders from:
Net investment income .........................................                (0.13)             (0.14)              --
Net realized capital gains ....................................                   --                 --               --
                                                                             -------             ------           ------
Total dividends and distributions to shareholders .............                (0.13)             (0.14)              --
                                                                             -------             ------           ------
Redemption fee ................................................                 0.23                 --               --
                                                                             -------             ------           ------
Net asset value, end of period ................................              $ 15.88             $10.57           $ 9.46
                                                                             =======             ======           ======
Total investment return(3) (5) ................................                51.85%             13.74%           (5.40%)
                                                                             =======             ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................              $25,857             $1,080           $  941
Ratio of expenses to average net assets (including dividend
   expense)(1) ................................................                 3.22%              3.22%            2.91%(4)
Ratio of expenses to average net assets (excluding dividend
   expense)(1) ................................................                 2.50%              2.86%            2.50%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements .................                 4.25%             21.86%           26.36%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements (including dividend expense) ........                 4.97%             22.22%           26.77%
Ratio of net investment income to average net assets(1) .......                 0.46%              1.12%            1.57%(4)
Portfolio turnover rate .......................................               332.25%            363.34%          218.41%



                                                                                        LONG/SHORT EQUITY FUND
                                                                          ----------------------------------------------------
                                                                               FOR THE          FOR THE        FOR THE PERIOD
                                                                                 YEAR             YEAR       NOVEMBER 17, 1998*
                                                                                 ENDED            ENDED          THROUGH
                                                                          AUGUST 31, 2001    AUGUST 31, 2000  AUGUST 31, 1999
                                                                          ---------------    ---------------  ----------------
                                                                               INVESTOR          INVESTOR        INVESTOR
                                                                                CLASS             CLASS           CLASS
                                                                          ---------------    ---------------  ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..........................                 $ 10.57           $ 9.43           $10.00
                                                                                -------           ------           ------
Net investment income/(loss)(1)** .............................                    0.03             0.11             0.06
Net realized and unrealized gain/(loss) on investments(2)** ...                    5.18             1.16            (0.63)
                                                                                -------           ------           ------
Net increase/(decrease) in net assets resulting from operations                    5.21             1.28            (0.57)
                                                                                -------           ------           ------
Dividends to shareholders from:
Net investment income .........................................                   (0.11)           (0.13)              --
Net realized capital gains ....................................                      --               --               --
                                                                                -------           ------           ------
Total dividends and distributions to shareholders .............                   (0.11)           (0.13)              --
                                                                                -------           ------           ------
Redemption fee ................................................                    0.20               --               --
                                                                                -------           ------           ------
Net asset value, end of period ................................                 $ 15.87           $10.57           $ 9.43
                                                                                =======           ======           ======
Total investment return(3) (5) ................................                   51.51%           13.87%           (5.70%)
                                                                                =======           ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .....................                 $11,244           $  310           $  231
Ratio of expenses to average net assets (including dividend
   expense)(1) ................................................                    3.44%            3.44%            3.16%(4)
Ratio of expenses to average net assets (excluding dividend
   expense)(1) ................................................                    2.72%            3.08%            2.75%(4)
Ratio of expenses to average net assets
   without waivers and expense reimbursements .................                    4.35%           21.96%           26.61%(4)
Ratio of expenses to average net assets without waivers and
   expense reimbursements (including dividend expense) ........                    5.07%           22.32%           27.02%
Ratio of net investment income to average net assets(1) .......                    0.24%            0.90%            1.32%(4)
Portfolio turnover rate .......................................                  332.25%          363.34%          218.41%

----------
*   Commencement of operations.
**  Calculated based on average shares method.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.
(5) Redemption fee of 1.00% (2.00% effective May 21, 2001) is not reflected in total return calculations.

    The accompanying notes are an integral part of the financial statements.

                                   46 and 47

                         BOSTON PARTNERS FAMILY OF FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------



                                                                                       BOND FUND
                                                                   -------------------------------------------------------
                                                                       FOR THE          FOR THE             FOR THE
                                                                         YEAR            YEAR                YEAR
                                                                         ENDED           ENDED               ENDED
                                                                   AUGUST 31, 2001   AUGUST 31, 2000    AUGUST 31, 1999
                                                                   ---------------   ---------------    ---------------
                                                                    INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL
                                                                        CLASS            CLASS               CLASS
                                                                   ---------------   ---------------    ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................              $ 9.49             $ 9.41            $ 10.08
                                                                       ------             ------            -------
Net investment income(1) ................................                0.59               0.64               0.96
Net realized and unrealized gain/(loss) on investments(2)**              0.48               0.08              (0.90)
                                                                       ------             ------            -------
Net increase/(decrease) in net assets resulting
   from operations ......................................                1.07               0.72               0.06
                                                                       ------             ------            -------
Dividends to shareholders from:
Net investment income ...................................               (0.60)             (0.64)             (0.62)
Net realized capital gains ..............................                  --                 --              (0.11)
                                                                       ------             ------            -------
Total dividends and distributions to shareholders .......               (0.60)             (0.64)             (0.73)
                                                                       ------             ------            -------
Net asset value, end of period ..........................              $ 9.96             $ 9.49            $  9.41
                                                                       ======             ======            =======
Total investment return(3) ..............................               11.60%              8.01%              0.42%
                                                                       ======             ======            =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............              $8,484             $8,728            $12,041
Ratio of expenses to average net assets(1) ..............                0.60%              0.60%              0.60%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...................                2.77%              2.45%              2.22%
Ratio of net investment income to average net assets(1) .                6.10%              6.72%              6.22%
Portfolio turnover rate .................................               74.72%             34.59%             57.60%



                                                                                         BOND FUND
                                                                   --------------------------------------------------------
                                                                    FOR THE PERIOD              FOR THE         FOR THE
                                                                   DECEMBER 30, 1997*             YEAR            YEAR
                                                                       THROUGH                    ENDED           ENDED
                                                                    AUGUST 31, 1998         AUGUST 31, 2001  AUGUST 31, 2000
                                                                    ---------------         ---------------  ---------------
                                                                     INSTITUTIONAL             INVESTOR         INVESTOR
                                                                        CLASS                   CLASS            CLASS
                                                                    ---------------         ---------------  ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................                $ 10.00                 $ 9.55           $ 9.47
                                                                         -------                 ------           ------
Net investment income(1) ................................                   0.78                   0.57             0.62
Net realized and unrealized gain/(loss) on investments(2)**                (0.31)                  0.49             0.08
                                                                         -------                 ------           ------
Net increase/(decrease) in net assets resulting
   from operations ......................................                   0.47                   1.06             0.70
                                                                         -------                 ------           ------
Dividends to shareholders from:
Net investment income ...................................                  (0.39)                 (0.58)           (0.62)
Net realized capital gains ..............................                     --                     --               --
                                                                         -------                 ------           ------
Total dividends and distributions to shareholders .......                  (0.39)                 (0.58)           (0.62)
                                                                         -------                 ------           ------
Net asset value, end of period ..........................                $ 10.08                 $10.03           $ 9.55
                                                                         =======                 ======           ======
Total investment return(3) ..............................                   4.79%                 11.38%            7.72%
                                                                         =======                 ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............                $15,509                 $  347           $  170
Ratio of expenses to average net assets(1) ..............                   0.60%(4)               0.82%            0.82%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...................                   2.82%(4)               2.87%            2.55%
Ratio of net investment income to average net assets(1) .                   6.06%(4)               5.88%            6.50%
Portfolio turnover rate .................................                  45.27%                 74.72%           34.59%



                                                                                    BOND FUND
                                                                      ----------------------------------
                                                                          FOR THE       FOR THE PERIOD
                                                                            YEAR       DECEMBER 30, 1997*
                                                                            ENDED           THROUGH
                                                                      AUGUST 31, 1999  AUGUST 31, 1998
                                                                      ---------------  ----------------
                                                                          INVESTOR        INVESTOR
                                                                           CLASS           CLASS
                                                                      ---------------  ----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ....................                 $10.10           $10.00
                                                                          ------           ------
Net investment income(1) ................................                   0.93             0.62
Net realized and unrealized gain/(loss) on investments(2)**                (0.90)           (0.16)
                                                                          ------           ------
Net increase/(decrease) in net assets resulting
   from operations ......................................                   0.03             0.46
                                                                          ------           ------
Dividends to shareholders from:
Net investment income ...................................                  (0.55)           (0.36)
Net realized capital gains ..............................                  (0.11)              --
                                                                          ------           ------
Total dividends and distributions to shareholders .......                  (0.66)           (0.36)
                                                                          ------           ------
Net asset value, end of period ..........................                 $ 9.47           $10.10
                                                                          ======           ======
Total investment return(3) ..............................                   0.17%            4.63%
                                                                          ======           ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...............                 $  188           $  198
Ratio of expenses to average net assets(1) ..............                   0.85%            0.85%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ...................                   2.47%            2.72%(4)
Ratio of net investment income to average net assets(1) .                   5.97%            5.83%(4)
Portfolio turnover rate .................................                  57.60%           45.27%

----------
*   Commencement of operations.
**  Calculated  based  on  average  shares  method.
(1) Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return is not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                    48 and 49

                         BOSTON PARTNERS FAMILY OF FUNDS
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Small Cap Value Fund II ("Small Cap Fund II"), Boston Partners Long/Short Equity Fund ("Long/Short Equity Fund") and
Boston Partners Bond Fund ("Bond Fund") (each a "Fund", collectively the "Funds"). The Funds each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.97 billion are currently classified into ninety-four classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," eight of which have begun investment operations. The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Small Cap Fund II, which commenced investment operations on July 1, 1998, the Long/Short Equity Fund, which commenced investment operations on November 17, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, and in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers that Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB families (such as trustee or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared, recorded on ex-date and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

     For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2000, within the fiscal year ("post-October losses"), are deemed to arise on the first day of the following fiscal year (September 2, 2001). The Bond Fund incurred and elected to defer such losses of $28,917.

     SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FOREIGN CURRENCY TRANSLATION-- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Small Cap Fund II's average daily net assets, 2.25% of the Long/Short Equity Fund's average daily net assets and 0.40% of the Bond Fund's average daily net assets, each accrued daily and payable monthly.

     The adviser has agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses to the extent that such expenses exceeded 1.00% and 1.22% of the Large Cap Fund and the Mid Cap Funds' average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Small Cap Fund II's total operating expenses to the extent that such expenses exceed 1.55% and 1.77% of the Small Cap Fund II's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Long/Short Equity Fund's total operating expenses to the extent that such expenses exceed 2.50% and 2.72%, excluding short sale dividend expense of the Long/Short Equity Fund's average daily net assets for the Institutional and Investor Classes, respectively. The adviser has agreed to limit the Bond Fund's total operating expenses to the extent that such expenses exceeded 0.60% and 0.82% of the Bond Fund's average daily net assets for the Institutional and Investor Classes, respectively. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. For the year ended August 31, 2001, investment advisory fees, waivers and reimbursements of expenses were as follows:


                                              GROSS                                    NET                 EXPENSE
FUND                                      ADVISORY FEES           WAIVERS         ADVISORY FEES         REIMBURSEMENT
----                                      -------------           -------         -------------         -------------
Large Cap Fund                             $  341,284            $(140,682)           $200,602            $    (191)
Mid Cap Fund                                1,143,068             (262,735)            880,333                   --
Small Cap Fund II                             622,659              (90,446)            532,213              (91,020)
Long/Short Equity Fund                        325,285             (132,516)            192,769              (88,056)
Bond Fund                                      33,449              (33,449)                 --             (137,723)

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets with a minimum of $75,000 annually.

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended August 31, 2001, PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Funds. For the year ended August 31, 2001, PFPC's administration fees and related waivers were as follows:


                                     PFPC GROSS                            NET PFPC
FUND                             ADMINISTRATION FEES      WAIVERS     ADMINISTRATION FEES
----                             -------------------      -------     -------------------
Large Cap Fund                        $ 75,000            $    --          $ 75,000
Mid Cap Fund                           178,604                 --           178,604
Small Cap Fund II                      105,572                 --           105,572
Long/Short Equity Fund                  75,000             (8,021)           66,979
Bond Fund                               75,000                 --            75,000

     In addition, PFPC serves as the Funds' transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Funds. For the year ended August 31, 2001, transfer agency fees and waivers were as follows:


                                    GROSS TRANSFER                        NET TRANSFER
FUND                                  AGENCY FEES          WAIVERS         AGENCY FEES
----                                  -----------          -------         -----------
Large Cap Fund                          $75,014            $    --           $75,014
Mid Cap Fund                             83,430                 --            83,430
Small Cap Fund II                        87,390                 --            87,390
Long/Short Equity Fund                   77,569             (7,700)           69,869
Bond Fund                                68,737                 --            68,737

     From September 1, 2000 through January 1, 2001, Provident Distributors, Inc. (PDI), provided certain administrative services to the Institutional Class of the Funds. As compensation for such administrative services, PDI was entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Institutional Class Shares. PDI was waiving fees in excess of 0.03% of the average daily net assets of each Fund's Institutional Class Shares. Additionally, PDI received a fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For this period, administrative services fees and waivers were as follows:


                                   GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                                   SERVICES FEES        WAIVERS        SERVICES FEES
----                               --------------------     -------     ------------------
Large Cap Fund                            $21,097           $(16,870)         $ 4,227
Mid Cap Fund                               77,051            (61,479)          15,572
Small Cap Fund II                           1,225               (987)             238
Long/Short Equity Fund                        620               (501)             119
Bond Fund                                   4,180             (3,337)             843

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Since January 2, 2001, PFPC Distributors, Inc., provides certain administrative services to the Institutional Class of the Funds. As compensation for such administrative services, PFPC Distributors, Inc. is entitled to receive a monthly fee calculated at the annual rate of 0.15% of the average daily net assets of each Fund's Institutional Class Shares. PFPC Distributors, Inc. is currently waiving fees in excess of 0.03% of the average daily net assets of each Fund's Institutional Class Shares. Additionally, PFPC Distributors, Inc. receives a fee at an annual rate of 0.25% of the average daily net assets of each Fund's Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For this period, administrative services fees and waivers were as follows:


                                GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                                SERVICES FEES        WAIVERS        SERVICES FEES
----                            --------------------    ---------    ------------------
Large Cap Fund                        $ 43,320          $ (34,714)         $ 8,606
Mid Cap Fund                           134,500           (107,802)          26,698
Small Cap Fund II                       10,292             (8,239)           2,053
Long/Short Equity Fund                  15,448            (12,353)           3,095
Bond Fund                                8,024             (6,430)           1,594

     PFPC Trust Co., a wholly owned subsidiary of PFPC Worldwide Inc., an indirect majority owned subsidiary of The PNC Financial Services Group, Inc., provides certain custodial services to the Funds. As compensation for such custodial services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.015% of the Funds' average daily gross assets.

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities held, both long and/or short, at August 31, 2001, were $43,910,102, $119,435,045,
$250,156,912,  $4,093,164 and $8,643,240,  respectively, for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund II, the Long/Short Equity and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:


                                                                       NET APPRECIATION/
FUND                                APPRECIATION       DEPRECIATION     (DEPRECIATION)
----                                ------------       ------------    -----------------
Large Cap Fund                       $ 3,601,745        $(2,909,315)       $  692,430
Mid Cap Fund                           9,129,376         (9,053,388)           75,988
Small Cap Fund II                     16,748,419         (8,137,627)        8,610,792
Long/Short Equity Fund                 5,346,371         (3,491,451)        1,854,920
Bond Fund                                205,331            (75,882)          129,449

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the year ended August 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                             INVESTMENT SECURITIES
                                        -------------------------------
FUND                                     PURCHASES             SALES
----                                    ------------       ------------
Large Cap Fund                          $ 46,824,107       $ 49,648,746
Mid Cap Fund                             320,693,146        363,871,846
Small Cap Fund II                        240,573,687         19,852,683
Long/Short Equity Fund*                   76,602,644         47,328,482
Bond Fund**                                6,102,432          6,566,196

--------------------
* The Long/Short Equity Fund does not include purchases of $4,154,570 to cover short sales and received proceeds of $2,074,437 from sales of short securities.
** The Bond Fund includes purchases and sales of U.S. Government  Obligations of
   $305,032 and $557,435, respectively.

4.   CAPITAL SHARE TRANSACTIONS
     As of August 31, 2001, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares for the respective periods were as follows:


                                               LARGE CAP VALUE FUND
                        --------------------------------------------------------------
                                FOR THE                            FOR THE
                              YEAR ENDED                          YEAR ENDED
                             AUGUST 31, 2001                   AUGUST 31, 2000
                        --------------------------        ----------------------------
                           INSTITUTIONAL CLASS                INSTITUTIONAL CLASS
                        --------------------------        ----------------------------
                         SHARES           VALUE             SHARES            VALUE
                        --------       -----------        ----------      ------------
Sales .........          190,878        $2,585,670           376,965        $4,440,366
Repurchases ...         (441,950)       (6,104,319)       (1,891,018)      (21,940,103)
Reinvestments .          124,328         1,623,726           287,323         3,335,821
                        --------       -----------        ----------      ------------
Net Increase /
  (Decrease) ..         (126,744)      $(1,894,923)       (1,226,730)     $(14,163,916)
                        ========       ===========        ==========      ============



                                                  LARGE CAP VALUE FUND
                            -------------------------------------------------------------------
                                      FOR THE                                FOR THE
                                     YEAR ENDED                             YEAR ENDED
                                  AUGUST 31, 2001                        AUGUST 31, 2000
                            -----------------------------           ---------------------------
                                   INVESTOR CLASS                        INVESTOR CLASS
                            -----------------------------           ---------------------------
                             SHARES              VALUE              SHARES             VALUE
                            --------          -----------           -------         -----------
Sales .........              312,891          $ 4,282,818            55,370         $   660,735
Repurchases ...             (155,263)          (2,085,842)          (87,214)         (1,037,421)
Reinvestments .                6,690               88,769             7,914              93,472
                            --------          -----------           -------         -----------
Net Increase /
  (Decrease) ..              164,318          $ 2,285,745           (23,930)        $  (283,214)
                            ========          ===========           =======         ===========




                                                MID CAP VALUE FUND
                      ----------------------------------------------------------------
                                FOR THE                            FOR THE
                              YEAR ENDED                          YEAR ENDED
                             AUGUST 31, 2001                   AUGUST 31, 2000
                      ----------------------------        ----------------------------
                           INSTITUTIONAL CLASS                INSTITUTIONAL CLASS
                      ----------------------------        ----------------------------
                        SHARES           VALUE              SHARES            VALUE
                      ----------      ------------        ----------      ------------
Sales .........        1,222,056      $ 14,291,790         1,634,352      $ 17,217,335
Repurchases ...       (5,084,310)      (60,950,610)       (3,826,167)      (40,348,935)
Reinvestments .           54,922           621,164           190,810         1,953,896
                      ----------       -----------        ----------      ------------
Net Decrease ..       (3,807,332)     $(46,037,656)       (2,001,005)     $(21,177,704)
                      ==========      ============        ==========      ============


                                                  MID CAP VALUE FUND
                           ------------------------------------------------------------------
                                    FOR THE                                FOR THE
                                   YEAR ENDED                             YEAR ENDED
                                AUGUST 31, 2001                        AUGUST 31, 2000
                           -------------------------           ------------------------------
                                 INVESTOR CLASS                        INVESTOR CLASS
                           -------------------------           ------------------------------
                           SHARES            VALUE               SHARES             VALUE
                           -------         ---------           ----------         -----------
Sales .........             56,432         $ 700,197               20,700         $   218,093
Repurchases ...            (80,261)         (986,871)             (99,480)         (1,030,678)
Reinvestments .                512             5,738                2,988              30,356
                           -------         ---------           ----------         -----------
Net Decrease ..            (23,317)        $(280,936)             (75,792)        $  (782,229)
                           =======         =========           ==========         ===========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                              SMALL CAP VALUE FUND II
                       --------------------------------------------------------------
                                FOR THE                               FOR THE
                              YEAR ENDED                             YEAR ENDED
                             AUGUST 31, 2001                      AUGUST 31, 2000
                       ---------------------------            ------------------------
                           INSTITUTIONAL CLASS                  INSTITUTIONAL CLASS
                       ---------------------------            ------------------------
                         SHARES           VALUE               SHARES            VALUE
                       ---------       -----------            ------          --------
Sales .........        1,320,141       $20,704,925            23,284          $250,560
Repurchases ...         (246,348)       (3,836,473)           (1,729)          (15,340)
Reinvestments .            8,673            99,306                65               539
                       ---------       -----------            ------          --------
Net Increase /
     (Decrease)        1,082,466       $16,967,758            21,620          $235,759
                       =========       ===========            ======          ========



                                                  SMALL CAP VALUE FUND II
                         ----------------------------------------------------------------------
                                     FOR THE                                FOR THE
                                    YEAR ENDED                             YEAR ENDED
                                 AUGUST 31, 2001                        AUGUST 31, 2000
                         -----------------------------          -------------------------------
                                  INVESTOR CLASS                        INVESTOR CLASS
                         -----------------------------          -------------------------------
                           SHARES             VALUE              SHARES                 VALUE
                         -----------      ------------          --------              ---------
Sales .........           14,835,063      $242,115,972            20,104              $ 196,705
Repurchases ...           (1,381,975)      (22,035,417)          (20,295)              (184,749)
Reinvestments .                1,365            15,590                --                    --
                         -----------      ------------          --------              ---------
Net Increase /
     (Decrease)           13,454,453      $220,096,145              (191)             $  11,956
                         ===========      ============          ========              =========



                                                 LONG/SHORT EQUITY FUND
                      ----------------------------------------------------------------------
                              FOR THE                             FOR THE
                            YEAR ENDED                            YEAR ENDED
                           AUGUST 31, 2001                     AUGUST 31, 2000
                      --------------------------            ------------------------
                         INSTITUTIONAL CLASS                  INSTITUTIONAL CLASS
                      --------------------------            ------------------------
                       SHARES           VALUE               SHARES            VALUE
                      --------       -----------            ------           -------
Sales .........        2,759,006      $ 40,812,603               866           $ 7,000
Repurchases ...       (1,233,732)      (17,535,722)               --                --
Reinvestments .            1,097            13,874             1,786            14,358
                      ----------      ------------             -----           -------
Net Increase ..        1,526,371      $ 23,290,755             2,652           $21,358
                      ==========      ============             =====           =======


                                               LONG/SHORT EQUITY FUND
                       --------------------------------------------------------------------
                                 FOR THE                                  FOR THE
                                 YEAR ENDED                             YEAR ENDED
                              AUGUST 31, 2001                        AUGUST 31, 2000
                       ---------------------------            -----------------------------
                              INVESTOR CLASS                        INVESTOR CLASS
                       ---------------------------            -----------------------------
                         SHARES           VALUE               SHARES                 VALUE
                       ---------       -----------            ------               --------
Sales .........        1,091,725       $16,103,937            12,114               $120,676
Repurchases ...         (412,662)       (5,847,691)           (7,656)               (74,592)
Reinvestments .              224             2,836               388                  3,128
                       ---------       -----------            ------               --------
Net Increase ..          679,287       $10,259,082             4,846               $ 49,212
                       =========       ===========            ======               ========



                                                      BOND FUND
                        ------------------------------------------------------------------
                                FOR THE                            FOR THE
                              YEAR ENDED                          YEAR ENDED
                             AUGUST 31, 2001                   AUGUST 31, 2000
                        --------------------------        ----------------------------
                           INSTITUTIONAL CLASS                INSTITUTIONAL CLASS
                        --------------------------        ----------------------------
                         SHARES           VALUE             SHARES            VALUE
                        --------       -----------        ----------       -----------
Sales .........           57,919       $   568,175             4,162       $    39,500
Repurchases ...         (177,361)       (1,725,000)         (441,512)       (4,091,156)
Reinvestments .           51,016           495,434            77,278           718,608
                        --------       -----------          --------       -----------
Net Increase /
     (Decrease)          (68,426)      $  (661,391)         (360,072)      $(3,333,048)
                        ========       ===========          ========       ===========



                                                      BOND FUND
                            -------------------------------------------------------------------
                                      FOR THE                                FOR THE
                                     YEAR ENDED                             YEAR ENDED
                                  AUGUST 31, 2001                        AUGUST 31, 2000
                            --------------------------            -----------------------------
                                   INVESTOR CLASS                        INVESTOR CLASS
                            --------------------------            -----------------------------
                             SHARES           VALUE               SHARES                 VALUE
                            --------       -----------            ------               --------
Sales .........              131,145       $ 1,299,780                --                     --
Repurchases ...             (115,858)       (1,149,013)           (3,273)              $(30,335)
Reinvestments .                1,435            14,075             1,208                 11,315
                            --------       -----------            ------               --------
Net Increase /
     (Decrease)               16,722       $   164,842            (2,065)              $(19,020)
                            ========       ===========            ======               ========

                         BOSTON PARTNERS FAMILY OF FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the Small Cap Fund II. For the period September 1, 2000 through August 31, 2001 these fees amounted to $34,902 in the Institutional class and $180,816 in the Investor class. There is a 2.00% redemption fee (1% redemption fee prior to May 21, 2001) on shares redeemed which have been held 365 days or less on the Long/Short Equity Fund. For the period September 1, 2000 through August 31, 2001 these fees amounted to $171,930 in the Institutional class and $52,010 in the Investor class. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders and recorded as paid in capital.

     On August 31, 2001 one shareholder held approximately 4% of the outstanding
shares  of  the  Mid  Cap  Fund  Investor  Class,   and  one  shareholder   held
approximately 13% of the outstanding shares of the Bond Investor Class.

5.   PAYDOWN GAIN/(LOSS)

     In November 2000, a revised AICPA Audit and Accounting guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting these accounting principles will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. Had the Bond Fund included paydown gains and losses in interest income in its statement of operations for the year ended August 31, 2001, net investment income would have decreased by approximately $0.01 per share, and realized loss per share would have decreased by the same amount.

6.   CAPITAL LOSS CARRYOVER

     At August 31, 2001 Capital loss carryovers were available to offset future realized gains as follows: in the Bond Fund, $168,213 which expires in 2008 and $356,375 which expires in 2009.

7.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2001, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:


                                                          ACCUMULATED
                                      UNDISTRIBUTED      NET REALIZED       ADDITIONAL
                                     NET INVESTMENT       GAIN/(LOSS)         PAID-IN
                                      INCOME (LOSS)     ON INVESTMENTS        CAPITAL
                                     --------------     --------------      ----------
Small Cap Fund II                       $253,124          $(253,124)            $--
Long/Short Equity Fund                      (144)               144              --

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund and Boston Partners Bond Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund"), at August 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 15, 2001

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND
                             SMALL CAP VALUE FUND II
                             LONG/SHORT EQUITY FUND
                                    BOND FUND

                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2001) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2001, the following dividends and distributions per share were paid by each of the Funds:


                                                       ORDINARY INCOME               CAPITAL GAINS
                                                  ------------------------    --------------------------
                                                  INSTITUTIONAL   INVESTOR    INSTITUTIONAL     INVESTOR
FUND                                                 CLASS         CLASS          CLASS          CLASS
----                                              -------------   --------    -------------     --------
Boston Partners Large Cap Value Fund ........       $0.52          $0.51          $  --          $  --
Boston Partners Mid Cap Value Fund ..........        0.06           0.04             --             --
Boston Partners Small Cap Value Fund II .....        0.29           0.29             --             --
Boston Partners Long/Short Equity Fund ......        0.13           0.11             --             --
Boston Partners Bond Fund ...................        0.30           0.29             --             --


The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction for each Fund is as follows:

       Boston Partners Large Cap Value Fund ...............   44.6%
       Boston Partners Mid Cap Value Fund .................  100.0%
       Boston Partners Small Cap Value Fund II ............  100.0%
       Boston Partners Long/Short Equity Fund .............  100.0%
       Boston Partners Bond Fund ..........................    7.5%

These amounts were reported to shareholders as income in 2000. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

             [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia,  PA 19103-6996


The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.